PROSPECTUS

August 28, 2014

Pacific Financial Core Equity Fund

Institutional Class Shares: PFGQX            Investor Class Shares: PFLQX

Pacific Financial Explorer Fund

Institutional Class Shares: PFGPX            Investor Class Shares: PFLPX

Pacific Financial International Fund

Institutional Class Shares: PFGIX             Investor Class Shares: PFLIX

Pacific Financial Strategic Conservative Fund

Institutional Class Shares: PFGSX            Investor Class Shares: PFLSX

Pacific Financial Tactical Fund

Institutional Class Shares: PFGTX            Investor Class Shares: PFTLX

Pacific Financial Faith & Values Based Moderate Fund

Institutional Class Shares: FVMIX   Investor Class Shares : FVMLX

Pacific Financial Alternative Strategies Fund

Pacific Financial Flexible Growth & Income Fund

Pacific Financial Balanced Fund

Pacific Financial Foundational Asset Allocation Fund

Pacific Financial Faith & Values Based Conservative Fund

Pacific Financial Faith & Values Based Diversified Growth Fund

1-888-451-TPFG

www.TPFG.com

Investment Adviser

The Pacific Financial Group, Inc.

777 108th Avenue NE, Suite 2100

Bellevue, WA 98004

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: Pacific Financial Core Equity Fund	1
FUND SUMMARY: Pacific Financial Explorer Fund	5
FUND SUMMARY: Pacific Financial International Fund	9
FUND SUMMARY: Pacific Financial Strategic Conservative Fund	13
FUND SUMMARY: Pacific Financial Tactical Fund	17
FUND SUMMARY: Pacific Financial Faith & Values Based Moderate Fund	21
FUND SUMMARY: Pacific Financial Alternative Strategies Fund	25
FUND SUMMARY: Pacific Financial Flexible Growth & Income Fund	29
FUND SUMMARY: Pacific Financial Balanced Fund	33
FUND SUMMARY: Pacific Financial Foundational Asset Allocation Fund	36
FUND SUMMARY: Pacific Financial Faith & Values Based Conservative Fund	40
FUND SUMMARY: Pacific Financial Faith & Values Diversified Growth Fund	43
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	46
Investment Objective	46
Principal Investment Strategies	46
Common Investment Strategies	50
Temporary Investments	51
Principal Investment Risks	51
Portfolio Holdings Disclosure	53
MANAGEMENT OF THE FUNDS	54
Investment Adviser	54
Portfolio Managers	54
HOW SHARES ARE PRICED	55
HOW TO PURCHASE SHARES	56
HOW TO REDEEM SHARES	57
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	59
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	59
DISTRIBUTION OF SHARES	60
FINANCIAL HIGHLIGHTS	60
PRIVACY NOTICE	71

FUND SUMMARY: PACIFIC FINANCIAL CORE EQUITY FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.28%	0.27%
Acquired Fund Fees and Expenses(1)	0.61%	0.61%
Total Annual Fund Operating Expenses	2.14%	2.88%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$217	$670	$1,149	$2,472
Investor Class	$291	$892	$1,518	$3,204

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 267% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on the adviser's proprietary "Rational Analysis" process, which is described below. The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Core Equity Fund invests, under normal circumstances, at least 80% of its assets in equity securities.  These equity securities will consist primarily of other investment companies, including ETFs, (“Underlying Funds”) that invest primarily in U.S. common stock.

In selecting the Core Equity Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below.  The particular allocation of positions will change from time to time as market forces dictate.

The adviser utilizes a proprietary investment research process called "Rational Analysis" to select securities for each Fund's portfolio.  The adviser uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

ETF and Underlying Fund Risk:   Underlying Funds, including ETFs, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Smaller Capitalization Securities Risk:  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Institutional Class shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Institutional Class  and Investor Class shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Institutional Class Shares

For Calendar Years Ended December 31

Best Quarter:	2nd Quarter 2009	15.82%
Worst Quarter:	4th Quarter 2008	(24.68)%

The total return for Institutional Class shares from January 1, 2014 to June 30, 2014 was 4.25%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

Pacific Financial Core Equity Fund	One Year	Five Years	Since Inception (7-2-07)
Institutional Class Return before taxes	31.05%	13.94%	1.83%
Institutional Class Return after taxes on distributions	25.34%	12.64%	0.94%
Institutional Class Return after taxes on distributions and sale of Fund shares	17.78%	10.63%	1.04%
Investor Class Return before taxes	30.20%	-	12.62%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	5.35%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for Investor Class shares, which are not shown, will vary from those of Institutional Class shares.  The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund's returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer, and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served the Fund in this capacity since it commenced operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for all account types and the minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL EXPLORER FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.32%	0.33%
Acquired Fund Fees and Expenses(1)	0.50%	0.50%
Total Annual Fund Operating Expenses	2.07%	2.83%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$210	$649	$1,114	$2,400
Investor Class	$286	$877	$1,494	$3,157

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 300% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on said strategies using the Adviser's proprietary "Rational Analysis" process, which is described below. The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Explorer Fund invests primarily in other investment companies, including ETFs, (“Underlying Funds”) that invest primarily in companies outside of the Dow Jones Industrial Average ("DJIA") index of 30 industrial stocks.  The Explorer Fund seeks to identify investments in sectors, capitalizations, industries, or styles that are outperforming the DJIA and that have high expected returns.

In selecting the Explorer Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below, with DJIA-type funds eliminated.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.  The particular allocation of positions will be dictated by movement of the U.S. domestic market.

The adviser utilizes a proprietary investment research process called "Rational Analysis" to select securities for each Fund's portfolio.  The adviser uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

ETF and Underlying Fund Risk:   Underlying Funds, including ETFs, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Smaller Capitalization Securities Risk:  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Institutional Class shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Institutional Class and Investor Class shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Institutional Class Shares

For Calendar Years Ended December 31

Best Quarter:	3rd Quarter 2009	14.69%
Worst Quarter:	4th Quarter 2008	(20.75)%

The total return for Institutional Class shares from January 1, 2014 to June 30, 2014 was 3.67%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

Pacific Financial Explorer Fund	One Year	Five Years	Since Inception (7-2-07)
Institutional Class Return before taxes	33.37%	11.74%	1.44%
Institutional Class Return after taxes on distributions	30.20%	10.87%	0.83%
Institutional Class Return after taxes on distributions and sale of Fund shares	19.14%	9.01%	0.87%
Investor Class Return before taxes	32.26%	-	10.69%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	5.35%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for Investor Class shares, which are not shown, will vary from those of Institutional Class shares.

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund's returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer, and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served the Fund in this capacity since it commenced operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for all account types and the minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL INTERNATIONAL FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.46%	0.46%
Acquired Fund Fees and Expenses(1)	0.99%	0.99%
Total Annual Fund Operating Expenses	2.70%	3.45%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$273	$838	$1,430	$3,032
Investor Class	$348	$1,059	$1,793	$3,730

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on said strategies using the Adviser's proprietary "Rational Analysis" process, which is described below. The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The International Fund invests primarily in other investment companies, including ETFs, (“Underlying Funds”) that invest primarily in foreign companies, including regional and/or country-specific funds in various parts of the world.

In selecting the International Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below, supplemented by quantitative risk/return criteria and strength characteristics relative to the MSCI EAFE Index to screen the universe of possible investments.  Economic forecasts will play a role in identifying regional investment opportunities for the International Fund. The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.  The particular allocation of positions may change frequently due to the high volatility of international investments.

The adviser utilizes a proprietary investment research process called "Rational Analysis" to select securities for each Fund's portfolio.  The adviser uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF and Underlying Fund Risk:   Underlying Funds, including ETFs, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Foreign Risk:  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Smaller Capitalization Securities Risk:  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Institutional Class shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Institutional Class and Investor Class shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Institutional Class Shares

For Calendar Years Ended December 31

Best Quarter:	3rd Quarter 2010	20.51%
Worst Quarter:	3rd Quarter 2008	(25.90)%

The total return for Institutional Class shares from January 1, 2014 to June 30, 2014 was 1.02%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

Pacific Financial International Fund	One Year	Five Years	Since Inception (7-2-07)
Institutional Class Return before taxes	23.59%	2.31%	(6.79)%
Institutional Class Return after taxes on distributions	23.34%	2.24%	(7.14)%
Institutional Class Return after taxes on distributions and sale of Fund shares	13.53%	1.78%	(4.92)%
Investor Class Return before taxes	22.62%	-	1.49%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.78%	12.44%	0.21%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Investor Class shares, which are not shown, will vary from those of Institutional Class shares.

The MSCI EAFE Index is a market-weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.  Index returns assume reinvestment of dividends. Unlike the Fund's returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer, and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served the Fund in this capacity since it commenced operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for all account types and the minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL STRATEGIC CONSERVATIVE FUND

Investment Objective: The investment objective of the Fund is to seek preservation of capital and current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.31%	0.31%
Acquired Fund Fees and Expenses(1)	0.54%	0.54%
Total Annual Fund Operating Expenses	2.10%	2.85%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$213	$658	$1,129	$2,431
Investor Class	$288	$883	$1,504	$3,176

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 218% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on said strategies using the Adviser's proprietary "Rational Analysis" process, which is described below.  The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Strategic Conservative Fund invests primarily in other investment companies, including ETFs, (“Underlying Funds”) that invest primarily in fixed income and income producing securities such as government bonds, corporate bonds, municipal bonds, and dividend-paying equity securities.  The Strategic Conservative Fund may also invest directly in such fixed income and income producing securities. Equity investments normally will comprise a relatively small percentage of the Fund's portfolio.

The Strategic Conservative Fund primarily invests (directly or indirectly through other investment companies) in fixed-income securities that are investment grade (rated "BBB-" or better by S&P).  However, the Fund may invest in fixed-income securities of any credit quality.  The average maturity of the fixed-income component of the Strategic Conservative Fund's portfolio will reflect the averages of the various underlying investment companies held by the Fund.  The Strategic Conservative Fund will invest without regard to any particular maturity range; however, it is anticipated that the weighted average maturity of the underlying securities in the Fund's portfolio will range from zero to fifteen years.

In selecting the Strategic Conservative Fund's positions, the adviser will identify securities that exhibit low volatility, consistent performance, and positive total returns.  The adviser then uses its proprietary "Rational Analysis" process, as described below.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

The adviser utilizes a proprietary investment research process called "Rational Analysis" to select securities for each Fund's portfolio.  The adviser uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

ETF and Underlying Fund Risk:   Underlying Funds, including ETFs, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Fixed Income Risk:   Typically, a rise in interest rates causes a decline in the value of the bond owned by the Fund.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, and prepayment risk.  In addition, bond ETFs and mutual funds, may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of fixed income securities may rise or fall because of economic or political changes.  Security prices in general may decline over short or even extended periods of time, and may be affected by economic trends, such as changes in interest rates.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Smaller Capitalization Securities Risk:  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Institutional Class shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Institutional Class and Investor Class shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Institutional Class Shares

For Calendar Years Ended December 31

Best Quarter:	3rd Quarter 2009	3.44%
Worst Quarter:	2nd Quarter 2013	(2.09)%

The total return for Institutional Class shares from January 1, 2014 to June 30, 2014 was 2.70%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

Pacific Financial Strategic Conservative Fund	One Year	Five Years	Since Inception (7-2-07)
Institutional Class Return before taxes	(1.20)%	3.42%	2.53%
Institutional Class Return after taxes on distributions	(2.16)%	2.33%	1.33%
Institutional Class Return after taxes on distributions and sale of Fund shares	(0.59)%	2.26%	1.52%
Investor Class Return before taxes	(1.98)%	-	2.75%
Barclays Intermediate Government Credit Index (reflects no deduction for fees, expenses, or taxes)	(0.86)%	3.96%	4.71%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Investor Class shares, which are not shown, will vary from those of Institutional Class shares.

The Barclays Intermediate Government Credit Index is an unmanaged index that tracks the performance of intermediate US government securities.  Index returns assume reinvestment of dividends and interest. Unlike the Fund's returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer, and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served the Fund in this capacity since it commenced operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for all account types and the minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL TACTICAL FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.45%	0.45%
Acquired Fund Fees and Expenses(1)	0.87%	0.87%
Total Annual Fund Operating Expenses	2.57%	3.32%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$260	$799	$1,365	$2,905
Investor Class	$335	$1,021	$1,731	$3,613

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based on said strategies using the Adviser's proprietary "Rational Analysis" process, which is described below.   The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Tactical Fund invests primarily in other investment companies, including ETFs, (“Underlying Funds”).  The Tactical Fund may invest in the international, domestic equity, and fixed income markets, with limited (typically less than 15%) exposure to emerging markets.

"Tactical" investing involves modifying the allocation of a fund's investments according to the valuation of the markets in which the fund invests. For example, the adviser may reduce the Tactical Fund's investments in stocks when the adviser believes that other securities, such as bonds, are poised to outperform stocks. Unlike stock picking, in which an investor predicts which individual stocks will perform well, tactical investing involves judgments of the future return of complete markets or sectors.

In selecting the Tactical Fund's positions, the adviser will identify securities that exhibit low volatility, consistent performance, and positive total returns.  The adviser attempts to deliver positive returns regardless of market conditions by managing the Tactical Fund's assets in a conservative manner.  For example, the adviser may sell a position if it believes that the position will decline in value, even if the position's long-term prospects are positive.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.  The Tactical Fund is expected to have high turnover.

The adviser utilizes a proprietary investment research process called "Rational Analysis" to select securities for each Fund's portfolio.  The adviser uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will seek to meet its investment objectives, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF and Underlying Fund Risk:   Underlying Funds, including ETFs, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Fixed Income Risk:   Typically, a rise in interest rates causes a decline in the value of the bond owned by the Fund.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, and prepayment risk.  In addition, bond ETFs and mutual funds, may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Foreign Risk:  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity and fixed income securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time, and equity securities tend to be more volatile than other investment choices.  Fixed income security prices may be affected by economic trends, such as changes in interest rates.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Smaller Capitalization Securities Risk:  Smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's Institutional Class shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's Institutional Class and Investor Class shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Institutional Class Shares

For Calendar Years Ended December 31

Best Quarter:	3rd Quarter 2012	3.46%
Worst Quarter:	3rd Quarter 2008	(2.20)%

The total return for Institutional Class shares from January 1, 2014 to June 30, 2014 was 1.93%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

Pacific Financial Tactical Fund	One Year	Five Years	Since Inception (7-2-07)
Institutional Class Return before taxes	2.07%	2.40%	1.19%
Institutional Class Return after taxes on distributions	1.44%	1.92%	0.69%
Institutional Class Return after taxes on distributions and sale of Fund shares	1.22%	1.68%	0.73%
Investor Class return before taxes	1.34%	-	1.88%
90 Day Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.07%	0.12%	0.78%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Investor Class shares, which are not shown, will vary from those of Institutional Class shares.

The 90 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity.  Index returns assume reinvestment of dividends and interest. Unlike the Fund's returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon Chief Executive Officer, and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served the Fund in this capacity since it commenced operations in 2007.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for all account types and the minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL FAITH & VALUES BASED MODERATE FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation and current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	704.71%	704.71%
Acquired Fund Fees and Expenses(1)	0.80%	0.80%
Total Annual Fund Operating Expenses	706.76%	707.51%
Fee Waiver and Reimbursement (2)	(703.71)%	(703.71)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	3.05%	3.80%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

(2)

The Pacific Financial Group, LLC have contractually agreed to waive management fees and/or to make payments to limit Fund expenses so that the total annual operating expenses (exclusive of any (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser)) do not exceed 3.00%, and 2.250% of average daily net assets attributable to Investor Class and Institutional Class, respectively, through August 31, 2015 and then 5.00% and 4.25% for Investor Class and Institutional Class, respectively, adjusted annually of the average daily net assets through August 31, 2024.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to The Pacific Financial Group, LLC

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$308	$1,337
Investor Class	$382	$1,547

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below. Individual securities are purchased and sold based on the adviser's proprietary "Rational Analysis" which is described below.   The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  The Fund may invest in other investment companies, including ETFs (“Underlying Funds”).  ETFs in which the Fund invests typically seek to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Faith & Values Based Moderate Fund seeks to achieve its investment objective by investing in a  balanced portfolio of fixed income and equity securities.  Under normal circumstances, the Fund will invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.  The Fund will invest the fixed income portion of the portfolio directly or in other Underlying Funds that invest primarily in fixed income and income producing securities such as government bonds, corporate bonds and municipal bonds.  While the Fund typically seeks to invest in investment grade fixed income securities (rated “BBB-” or better by

S&P), there is no minimum credit quality or maturity and the Fund may invest in fixed income securities of any credit quality or maturity.  The Fund will also invest in equity securities directly or through Underlying Funds that invest primarily in common stock of U.S. or foreign companies of any capitalization, or geographic location.  The Fund may also invest in REITs.  In selecting securities for the Fund, the adviser will apply an ethical screening, and exclude from the Fund any company that derives more than 20% of its revenues from abortion, pornography, liquor or tobacco, or is otherwise determined to be involved in promoting abortion, pornography, liquor or tobacco.  Ethical screening is provided by a third party research firm which will be utilized to apply the Fund’s ethical screens and provide the adviser a list of securities that do not satisfy the ethical screening criteria and therefore are not eligible for investment.  The Fund may invest in leveraged Underlying Funds and up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in leveraged funds and derivative securities are expected to consist primarily of options, future contracts, or options on futures contracts.  The Fund uses leveraged Underlying Funds and derivative investments for leverage, to increase the potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

In selecting the Faith & Values Based Moderate Fund’s positions, the adviser will use its proprietary investment research "Rational Analysis" processes, as described below, but excludes the securities of any companies that are not eligible for investment under the ethical screening criteria described above.  The particular allocation of positions will change from time to time as market forces dictate.

The adviser’s “Rational Analysis” uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions. Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Derivatives Risk:  Derivative instruments derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF and Underlying Fund Risk:   Underlying Funds, including ETFs, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Ethical Investing Risk:  The Fund’s social and moral governance criteria limit the available investments compared to funds with no such criteria.  Under certain economic conditions, this could cause the Fund’s investment performance to be worse than similar funds with no such criteria.

•

Fixed Income Risk:   Typically, a rise in interest rates causes a decline in the value of the bond owned by the Fund.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, and prepayment risk.  In addition, bond ETFs and mutual funds, may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Foreign Risk:  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Futures and Options Risk:  The use of options, futures contracts or options on futures contracts for risk management or hedging purposes may not be successful, resulting in losses to the Fund.  In addition, the cost of hedging may reduce the Fund’s returns, and the use of futures and options for investment purposes increases the Fund’s potential for loss.

•

Hedging Risk:  Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss.  The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

•

Leverage Risk:   The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by a leveraged Underlying Fund or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.

•

Limited History of Operations Risk:  The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Real Estate Risk: Real estate related investments are subject to risks related to possible declines in the value of real estate; general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

•

Small-Cap and Mid-Cap Securities Risk:  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.tpfg.com or by calling 1-888-451-TPFG.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served as Portfolio Manager of the Fund in this capacity since it commenced operations in 2013.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for regular account types and $1,000 for retirement plan accounts, and the minimum subsequent investment is $500 for regular account types and $250 for retirement plan accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL ALTERNATIVE STRATEGIES FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses (1)	0.58%	0.58%
Acquired Fund Fees and Expenses(1)(2)	0.80%	0.80%
Total Annual Fund Operating Expenses	2.63%	3.38%

(1)    Based on estimated amounts for the current fiscal year.

(2)    Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, once available, because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$266	$817
Investor Class	$341	$1,039

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below. Individual securities are purchased and sold based on the adviser's proprietary "Rational Analysis" process.  The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.   The Fund may invest in other investment companies, including ETFs (“Underlying Funds”).  ETFs in which the Fund invests typically seek to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Alternative Strategies Fund primarily invests in a variety of securities, including Underlying Funds that are used to implement multiple alternative investment strategies in the Fund.  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. companies, convertible securities, foreign securities, and Real Estate Investment Trusts (“REITs”).  The Fund may invest in fixed income securities of any credit quality or maturity.  The Fund may invest up to 100% of its assets in U.S. securities.  The Fund may also have up to 100% of its assets invested in foreign securities, including, but not limited to, American depositary receipts (“ADRs”) and securities of foreign companies, including emerging markets securities.   The Fund may invest in companies of any size (from small-cap to mid-cap to large-cap) and in any style (from growth to value) or from any geographic location, as well as currency-related securities or strategies.  The Fund may also invest in leveraged Underlying Funds, covered calls managed futures or illiquid securities, including up to 10% in hedge funds.  The Fund may invest up to 10% of the Fund’s net assets in derivative securities of any kind.    The Fund’s investments in derivative securities are expected to consist primarily of future contracts on financial and commodity markets.  The Fund uses derivative investments and leveraged Underlying Funds to obtain leverage in order to increase the potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

In selecting the Alternative Strategies Fund's positions, the adviser will use its proprietary investment research "Rational Analysis" processes, as described below.  The particular allocation of positions will change from time to time as market forces and the Fund’s aggressive strategy dictates.    The adviser’s Rational Analysis uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Commodities Risk:  The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, and tariffs.  The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Currency Risk:  The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

•

Derivatives Risk:  Derivative instruments derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF and Underlying Fund Risk:   Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Foreign Risk:  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Fixed Income Risk:   Typically, a rise in interest rates causes a decline in the value of the bond owned by the Fund.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, and prepayment risk.  In addition, bond ETFs and mutual funds, may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Futures and Options Risk:  The use of options, futures contracts or options on futures contracts for risk management or hedging purposes may not be successful, resulting in losses to the Fund.  In addition, the cost of hedging may reduce the Fund’s returns, and the use of futures and options for investment purposes increases the Fund’s potential for loss.

•

Hedging Risk:  Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss.  The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

•

Leverage Risk:   The use of leverage may exaggerate changes in a Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by a leveraged Underlying Fund or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.

•

Limited History of Operations Risk:  The Fund is a new mutual fund and has a limited history of operations.

•

Managed Futures Risk:  Investing in managed futures exposes the Fund to management risk, derivatives risk, leverage risk, as well as commodity, interest rate, equity and foreign currency risks depending on the particular strategy used.  A manager's judgments about the price appreciation of various futures contracts may prove incorrect and result in losses.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Real Estate Risk: Real estate related investments are subject to risks related to possible declines in the value of real estate; general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

•

Small-Cap and Mid-Cap Securities Risk:  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.tpfg.com or by calling 1-888-451-TPFG.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served as Portfolio Manager of the Fund since it commenced operations.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for regular account types and $1,000 for retirement plan accounts, and the minimum subsequent investment is $500 for regular account types and $250 for retirement plan accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL FLEXIBLE GROWTH & INCOME

Investment Objective: The investment objective of the Fund is to seek total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses (1)	0.58%	0.58%
Acquired Fund Fees and Expenses(1)(2)	0.80%	0.80%
Total Annual Fund Operating Expenses	2.63%	3.38%

(1)    Based on estimated amounts for the current fiscal year.

(2)    Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$266	$817
Investor Class	$341	$1,039

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below. Individual securities are purchased and sold based on the adviser's proprietary "Rational Analysis" which is described below.   The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  The Fund may invest in other investment companies, including ETFs (“Underlying Funds”).  ETFs in which the Fund invests typically seek to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Flexible Growth & Income Fund invests in a balanced portfolio of equity and fixed income securities through a variety of alternative strategies that the adviser believes can achieve the Fund’s investment objective by generating above average portfolio income and growth.  Under normal circumstances, the Fund will invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.  This Fund is designed to have an aggressive level of risk and may invest in Underlying Funds,  including dividend producing closed-end mutual funds, and listed securities (both equities and fixed income) of any capitalization-size or geographic location, as well as mortgage backed securities, mortgage REITs and Mortgage Investment Corporations, option strategies, long/short positions, managed futures, hedge funds, commodity- and currency-related securities or strategies and illiquid securities, including invest up to 10% of its net assets in hedge funds.  The Fund may also invest in leveraged Underlying Funds and up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of future contracts on financial and commodity markets.  The Fund uses derivative investments for leverage, to increase the potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.  While the Fund typically seeks to invest in investment grade fixed income securities (rated “BBB-” or better by S&P), there is no minimum credit quality or maturity and the Fund may invest in fixed income securities of any credit quality or maturity.

In selecting the Flexible Growth & Income Fund’s positions, the adviser will use its proprietary investment research "Rational Analysis" processes, as described below.  The particular allocation of positions will change from time to time as market forces and the Fund’s aggressive strategy dictate.  The adviser’s Rational Analysis uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Commodities Risk:  The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, and tariffs.  The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Currency Risk:  The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

•

Derivatives Risk:  Derivative instruments derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF and Underlying Fund Risk:   Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Fixed Income Risk:   Typically, a rise in interest rates causes a decline in the value of the bond owned by the Fund.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, and prepayment risk.  In addition, bond ETFs and mutual funds, may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Foreign Risk:  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Futures and Options Risk:  The use of options, futures contracts or options on futures contracts for risk management or hedging purposes may not be successful, resulting in losses to the Fund.  In addition, the cost of hedging may reduce the Fund’s returns, and the use of futures and options for investment purposes increases the Fund’s potential for loss.

•

Hedging Risk:  Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss.  The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

•

Leverage Risk:   The use of leverage may exaggerate changes in a Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by leveraged Underlying Funds or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.

•

Limited History of Operations Risk:  The Fund is a new mutual fund and has a limited history of operations.

•

Managed Futures Risk:  Investing in managed futures exposes the Fund to management risk, derivatives risk, leverage risk, as well as commodity, interest rate, equity and foreign currency risks depending on the particular strategy used.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Real Estate Risk: Real estate related investments are subject to risks related to possible declines in the value of real estate; general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

•

Small-Cap and Mid-Cap Securities Risk:  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.tpfg.com or by calling 1-888-451-TPFG.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served as Portfolio Manager of the Fund since it commenced operations.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for regular account types and $1,000 for retirement plan accounts, and the minimum subsequent investment is $500 for regular account types and $250 for retirement plan accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL BALANCED FUND

Investment Objective: The investment objective of the Fund is to seek total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses (1)	0.58%	0.58%
Acquired Fund Fees and Expenses(1)(2)	0.80%	0.80%
Total Annual Fund Operating Expenses	2.63%	3.38%

(1)    Based on estimated amounts for the current fiscal year.

(2)    Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, once available, because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$266	$817
Investor Class	$341	$1,039

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below. Individual securities are purchased and sold based on the adviser's proprietary "Rational Analysis" process, which is described below. The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  The Fund may invest in other investment companies, including ETFs (“Underlying Funds”).  ETFs in which the Fund invests typically seek to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio of fixed income and equity securities.  Under normal circumstances, the Fund will invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.  The Fund will invest the fixed income portion of the portfolio directly or through Underlying Funds that invest primarily in fixed income and income producing securities such as government bonds, corporate bonds, municipal bonds, and dividend-paying equity securities.  While the Fund typically seeks to invest in investment grade fixed income securities (rated “BBB-” or better by S&P), there is no minimum credit quality or maturity and the Fund may invest in fixed income securities of any credit quality or maturity.  The Fund will also invest in equity securities directly or through Underlying Funds that invest in common stock of U.S. or foreign companies of any capitalization or geographic location and may invest in REITs.  The Fund may invest up to 40% in foreign investments, including ADRs, or securities of foreign companies, including emerging market securities.  The Fund may invest in leveraged Underlying Funds and up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of options, futures contracts or options on futures contracts.  The Fund uses leveraged Underlying Funds and derivative investments for leverage, to increase the potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

In selecting the Balanced Fund's positions, the adviser will use its proprietary investment research process called "Rational Analysis", as described below.  The particular allocation of positions will change from time to time as market forces and the Fund’s moderate strategy dictate.

The adviser’s “Rational Analysis” uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions. Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Derivatives Risk:  Derivative instruments derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF and Underlying Fund Risk:   Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Fixed Income Risk:   Typically, a rise in interest rates causes a decline in the value of the bond owned by the Fund.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, and prepayment risk.  In addition, bond ETFs and mutual funds, may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Foreign Risk:  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Futures and Options Risk:  The use of options, futures contracts or options on futures contracts for risk management or hedging purposes may not be successful, resulting in losses to the Fund.  In addition, the cost of hedging may reduce the Fund’s returns, and the use of futures and options for investment purposes increases the Fund’s potential for loss.

•

Leverage Risk:   The use of leverage may exaggerate changes in a Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by leveraged Underlying Funds or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.

•

Limited History of Operations Risk:  The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Real Estate Risk: Real estate related investments are subject to risks related to possible declines in the value of real estate; general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

•

Small-Cap and Mid-Cap Securities Risk:  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.tpfg.com or by calling 1-888-451-TPFG.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served as Portfolio Manager of the Fund in this capacity since it commenced operations.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for regular account types and $1,000 for retirement plan accounts, and the minimum subsequent investment is $500 for regular account types and $250 for retirement plan accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL FOUNDATIONAL ASSET ALLOCATION FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses (1)	0.58%	0.58%
Acquired Fund Fees and Expenses(1)(2)	0.80%	0.80%
Total Annual Fund Operating Expenses	2.63%	3.38%

(1)    Based on estimated amounts for the current fiscal year.

(2)    Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, once available, because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$266	$817
Investor Class	$341	$1,039

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below. Individual securities are purchased and sold based on the adviser's proprietary "Rational Analysis" process, which is described below. The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  The Fund may invest in other investment companies, including ETFs (“Underlying Funds”).  ETFs in which the Fund invests typically seek to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Foundational Asset Allocation Fund invests U.S. and International fixed income and equity securities, as determined by the sector allocation portfolio the adviser has designed to produce long-term capital appreciation.  The Fund may invest up to 40% of its net assets in foreign securities, including ADRs or securities issued by foreign companies, including emerging market securities.  The adviser seeks diversity across those sectors it believes are positioned to provide consistent returns over the long term.  Under normal circumstances the Fund expects to invest in 6 to 12 sectors at any time, with investments in 20 to 75 positions.  The Fund’s asset allocation is expected to be developed annually, but reviewed at least quarterly for style consistency and performance.  The Fund may invest in equity securities of any kind and any capitalization, sector or geographic location, including REITs and commodity-related securities or strategies, directly or through Underlying Funds.  While the Fund typically seeks to invest in investment grade fixed income securities (rated “BBB-” or better by S&P), there is no minimum credit quality or maturity and the Fund may invest in fixed income securities of any credit quality or maturity directly or through Underlying Funds.

The Fund may also invest up to 10% of its net assets in derivative securities of any kind.  The Fund may also invest in leveraged Underlying Funds.   The Fund’s investments in derivative securities are expected to consist primarily of options, futures contracts or options on futures contracts.  The Fund uses derivative investments for leverage, to increase the potential return on an investment.  The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

In selecting the Foundational Asset Allocation's positions, the adviser will use its proprietary investment research "Rational Analysis" processes, as described below.  The particular allocation of positions will change from time to time as market forces and the Fund’s moderate strategy dictate.   The adviser’s “Rational Analysis” uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Commodities Risk:  The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, and tariffs.  The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Currency Risk:  The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

•

Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF and Underlying Fund Risk:   Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Fixed Income Risk:   Typically, a rise in interest rates causes a decline in the value of the bond owned by the Fund.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, and prepayment risk.  In addition, bond ETFs and mutual funds, may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Foreign Risk:  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Futures and Options Risk:  The use of options, futures contracts or options on futures contracts for risk management or hedging purposes may not be successful, resulting in losses to the Fund.  In addition, the cost of hedging may reduce the Fund’s returns, and the use of futures and options for investment purposes increases the Fund’s potential for loss.

•

Hedging Risk: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss.  The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

•

Leverage Risk:   The use of leverage may exaggerate changes in a Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by a leveraged Underlying Fund or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.

•

Limited History of Operations Risk:  The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Real Estate Risk:   Real estate related investments are subject to risks related to possible declines in the value of real estate; general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

•

Small-Cap and Mid-Cap Securities Risk:  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.tpfg.com or by calling 1-888-451-TPFG.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served as Portfolio Manager of the Fund since it commenced operations.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for regular account types and $1,000 for retirement plan accounts, and the minimum subsequent investment is $500 for regular account types and $250 for retirement plan accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL FAITH & VALUES BASED CONSERVATIVE FUND

Investment Objective: The investment objective of the Fund is to seek preservation of capital and current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses (1)	0.58%	0.58%
Acquired Fund Fees and Expenses(1)(2)	0.80%	0.80%
Total Annual Fund Operating Expenses	2.63%	3.38%

(1)   Based on estimated amounts for the current fiscal year.

(2)   Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, once available, because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$266	$817
Investor Class	$341	$1,039

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below. Individual securities are purchased and sold based on the adviser's proprietary "Rational Analysis" process, which is described below. The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  The Fund may invest in other investment companies, including ETFs (“Underlying Funds”).  ETFs in which the Fund invests typically seek to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Faith & Values Based Conservative Fund primarily invests (directly or indirectly through other investment companies) in fixed-income securities and income producing securities such as government bonds, corporate bonds, municipal bonds, and dividend-paying equity securities that are typically investment grade (rated “BBB-” or better by S&P).  However, the Fund may invest in fixed-income securities of any credit quality.  In selecting the Faith & Values Based Conservative Fund’s positions, the adviser will seek to identify securities that exhibit low volatility, consistent performance, and positive total returns.  The average maturity of the fixed-income component of the Faith & Values Based Conservative Fund’s portfolio will reflect the averages of the various securities or underlying investment companies held by the Fund and the Fund will invest without regard to any particular maturity range.  In selecting securities for the Fund, the adviser will also apply an ethical screening, and exclude from the Fund any company that derives more than 20% of its revenues from abortion, pornography, liquor or tobacco, or is otherwise determined to be involved in promoting abortion, pornography, liquor or tobacco.  Ethical screening is provided by a third party research firm which will be utilized to apply the Fund’s ethical screens and provide the adviser a list of securities that do not satisfy the ethical screening criteria and therefore are not eligible for investment.  The Fund may invest up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of options, futures contracts or options on futures contracts.  The Fund uses derivative investments for leverage, to increase the Fund’s potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

In selecting the Faith & Values Based Conservative Fund’s positions, the adviser will use its proprietary investment research "Rational Analysis" processes, as described below, excluding any securities of companies which are not eligible for purchase under the ethical screening criteria described above.  The particular allocation of positions will change from time to time as market forces dictate.

The adviser’s “Rational Analysis” uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Derivatives Risk:  Derivative instruments derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•

Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF and Underlying Fund Risk:   Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Ethical Investing Risk:  The Fund’s social and moral governance criteria limit the available investments compared to funds with no such criteria.  Under certain economic conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.

•

Fixed Income Risk:   Typically, a rise in interest rates causes a decline in the value of the bond owned by the Fund.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, and prepayment risk.  In addition, bond ETFs and mutual funds, may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Futures and Options Risk:  The use of options, futures contracts or options on futures contracts for risk management or hedging purposes may not be successful, resulting in losses to the Fund.  In addition, the cost of hedging may reduce the Fund’s returns, and the use of futures and options for investment purposes increases the Fund’s potential for loss.

•

Hedging Risk:  Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss.  The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

•

Leverage Risk:   The use of leverage may exaggerate changes in a Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by a leveraged Underlying Fund or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.

•

Limited History of Operations Risk:  The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Small-Cap and Mid-Cap Securities Risk:  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.tpfg.com or by calling 1-888-451-TPFG.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served as Portfolio Manager of the Fund in this capacity since it commenced operations.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for regular account types and $1,000 for retirement plan accounts, and the minimum subsequent investment is $500 for regular account types and $250 for retirement plan accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: PACIFIC FINANCIAL FAITH & VALUES BASED DIVERSIFIED GROWTH FUND

Investment Objective: The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.58%	0.58%
Acquired Fund Fees and Expenses(1)(2)	0.80%	0.80%
Total Annual Fund Operating Expenses	2.63%	3.38%

(1)    Based on estimated amounts for the current fiscal year.

(2)    Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, once available, because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$266	$817
Investor Class	$341	$1,039

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies: The Fund pursues its investment objective by implementing the strategies detailed below. Individual securities are purchased and sold based on the adviser's proprietary "Rational Analysis" process, which is described below. The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.  The Fund may invest in other investment companies, including ETFs (“Underlying Funds”).  ETFs in which the Fund invests typically seek to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Faith & Values Based Diversified Growth Fund invests primarily in equity securities.  These equity securities will consist primarily of securities issued by U.S. entities or other investment companies (including ETFs) that invest primarily in U.S. common stock.  However, the Fund may also invest up to 40% of its net assets in foreign securities or Underlying Funds that invest in foreign securities, of any capitalization or geographic location (including emerging markets).  In selecting securities for the Fund, the adviser will apply an ethical screening, and exclude from the Fund any company that derives more than 20% of its revenues from abortion, pornography, liquor or tobacco, or is otherwise determined to be involved in promoting abortion, pornography, liquor or tobacco.  The Fund’s ethical screening is provided by a third party research firm which will be utilized to apply the Fund’s ethical screens and provide the adviser a list of securities that do not satisfy the ethical screening criteria and therefore are not eligible for investment.   The Fund may also invest in fixed income securities of any credit quality or maturity directly or through Underlying Funds   It may invest in leveraged Underlying Funds and up to 10% of its net assets in derivative securities of any kind.  The Fund’s investments in leveraged funds and derivative securities are expected to consist primarily of options, futures contracts, or options on futures contracts.  The Fund uses derivative investments for leverage, to increase the potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

In selecting the Faith Based Diversified Growth Fund’s positions, the adviser will use its proprietary investment research "Rational Diversified Growth Analysis" processes, as described below, excluding from consideration, those companies that are not eligible for investment under the ethical screening criteria described above.  The particular allocation of positions will change from time to time as market forces dictate.

The adviser’s “Rational Analysis” uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions. Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.  The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

•

Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

•

Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

•

Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Principal Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will seek to meet its investment objective, there is no assurance that it will do so.

•

Company Risk:  The value of an individual company can be more volatile than the market as a whole and can perform worse than the market as a whole.  The value of a company can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Derivatives Risk:  Derivative instruments derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

•

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF and Underlying Fund Risk:   Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

•

Ethical Investing Risk:  The Fund’s social and moral governance criteria limit the available investments compared to funds with no such criteria.  Under certain economic conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.

•

Foreign Risk:  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

•

Futures and Options Risk:  The use of options, futures contracts or options on futures contracts for risk management or hedging purposes may not be successful, resulting in losses to the Fund.  In addition, the cost of hedging may reduce the Fund’s returns, and the use of futures and options for investment purposes increases the Fund’s potential for loss.

•

Hedging Risk:  Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss.  The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

•

Leverage Risk:   The use of leverage may exaggerate changes in a Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by a leveraged Underlying Fund or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.

•

Limited History of Operations Risk:  The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the adviser's investment model and the adviser's assessment of the attractiveness and potential appreciation of particular investments.  There is no guarantee that the adviser's investment strategy will produce the desired results.

•

Market Risk:  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

•

Small-Cap and Mid-Cap Securities Risk:  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.tpfg.com or by calling 1-888-451-TPFG.

Investment Adviser:  The Pacific Financial Group, Inc.

Portfolio Managers: Mr. James C. McClendon, Chief Executive Officer and Senior Portfolio Manager of the adviser; Mr. Keith D. Swanson, Portfolio Manager of the adviser; and Ms. Jennifer L. Enstad, Portfolio Manager of the adviser, have each served as Portfolio Manager of the Fund in this capacity since it commenced operations.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account is $5,000 for regular account types and $1,000 for retirement plan accounts, and the minimum subsequent investment is $500 for regular account types and $250 for retirement plan accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

Pacific Financial Fund	Investment Objective
Core Equity Fund	The Fund seeks long-term capital appreciation.
Explorer Fund	The Fund seeks long-term capital appreciation.
International Fund	The Fund seeks long-term capital appreciation.
Strategic Conservative Fund	The Fund seeks preservation of capital and current income.
Tactical Fund	The Fund seeks long-term capital appreciation.
Faith & Values Based Moderate Fund	The Fund seeks long-term capital appreciation and current income.
Alternative Strategies Fund	The Fund seeks long-term capital appreciation.
Flexible Growth & Income	The Fund seeks total return.
Balanced Fund	The Fund seeks total return.
Foundational Asset Allocation Fund	The Fund seeks long-term capital appreciation.
Faith & Values Based Conservative Fund	The Fund seeks preservation of capital and current income.
Faith & Values Based Diversified Growth Fund	The Fund seeks long-term capital appreciation.

Each Fund's investment objective is a non-fundamental policy and may be changed by the Funds' Board of Trustees upon 60 days written notice to shareholders.  The Core Equity Fund's policy to invest at least 80% of its assets in equity securities is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

Principal Investment Strategies:

Each Fund pursues its investment objective by implementing the strategies detailed below.  Individual securities are purchased and sold based upon the principal investment strategies described for each Fund, using the Adviser's proprietary "Rational Analysis" process, which is described below.   The term "exchange traded fund" is abbreviated as "ETF" throughout this prospectus.   The Fund may invest in other investment companies, including ETFs (“Underlying Funds”).  ETFs in which the Fund invests typically seek to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The Funds are intended to provide various levels of and perhaps complementary, risk and investment strategies.  The Faith & Values Based Moderate Fund also employs an ethical screening process.  A list of companies which are excluded from investment in these Funds is available on the Fund’s website, or by contacting the adviser.

Pacific Financial Fund	Investor's Appetite for Risk
Core Equity Fund	Moderate to Aggressive
Explorer Fund	Moderate to Aggressive
International Fund	Aggressive
Strategic Conservative Fund	Conservative to Moderate
Tactical Fund	Moderate
Faith & Values Based Moderate Fund	Moderate
Alternative Strategies Fund	Very Aggressive
Flexible Growth & Income	Aggressive
Balanced Fund	Moderate
Foundational Asset Allocation Fund	Moderate
Faith & Values Based Conservative Fund	Conservative to Moderate
Faith & Values Based Diversified Growth Fund	Moderate to Aggressive

The Core Equity Fund

The Core Equity Fund invests, under normal circumstances, at least 80% of its assets in equity securities.  These equity securities will consist primarily of other investment companies, including ETFs that invest primarily in U.S. common stock.

In selecting the Core Equity Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below.  The particular allocation of positions will change from time to time as market forces dictate.

The Explorer Fund

The Explorer Fund invests primarily in other investment companies, including ETFs, that invest primarily in companies outside of the Dow Jones Industrial Average ("DJIA") index of 30 industrial stocks.  The Explorer Fund seeks to identify investments in sectors, capitalizations, industries, or styles that are outperforming the DJIA and that have high expected returns.

In selecting the Explorer Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below, with DJIA-type funds eliminated.  The particular allocation of positions will be dictated by movement of the U.S. domestic market.

The International Fund

The International Fund invests primarily in other investment companies, including ETFs, that invest primarily in foreign companies, including regional and/or country-specific funds in various parts of the world.

In selecting the International Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below, supplemented by quantitative risk/return criteria and strength characteristics relative to the MSCI EAFE Index to screen the universe of possible investments.  Economic forecasts will play a role in identifying regional investment opportunities for the International Fund. The particular allocation of positions may change frequently due to the high volatility of international investments.

The Strategic Conservative Fund

The Strategic Conservative Fund invests primarily in other investment companies, including ETFs, that invest primarily in fixed income and income producing securities such as government bonds, corporate bonds, municipal bonds, and dividend-paying equity securities.  The Strategic Conservative Fund may also invest directly in such fixed income and income producing securities. Equity investments normally will comprise a relatively small percentage of the Fund's portfolio.

The Strategic Conservative Fund primarily invests (directly or indirectly through other investment companies) in fixed-income securities that are investment grade (rated "BBB-" or better by S&P).  However, the Fund may invest in fixed-income securities of any credit quality.  The average maturity of the fixed-income component of the Strategic Conservative Fund's portfolio will reflect the averages of the various underlying investment companies held by the Fund.  The Strategic Conservative Fund will invest without regard to any particular maturity range; however, it is anticipated that the weighted average maturity of the underlying securities in the Fund's portfolio will range from zero to fifteen years.

In selecting the Strategic Conservative Fund's positions, the adviser will identify securities that exhibit low volatility, consistent performance, and positive total returns.  The adviser then uses its proprietary "Rational Analysis" process, as described below.  The Strategic Conservative Fund's positions are expected to change less frequently than the other Pacific Family of Funds.

The Tactical Fund

The Tactical Fund invests primarily in other investment companies, including ETFs.  The Tactical Fund may invest in the international, domestic equity, and fixed income markets, with limited (typically less than 15%) exposure to emerging markets

"Tactical" investing involves modifying the allocation of a fund's investments according to the valuation of the markets in which the fund invests. For example, the adviser may reduce the Tactical Fund's investments in stocks when the adviser believes that other securities, such as bonds, are poised to outperform stocks. Unlike stock picking, in which an investor predicts which individual stocks will perform well, tactical investing involves judgments of the future return of complete markets or sectors.

In selecting the Tactical Fund's positions, the adviser will identify securities that exhibit low volatility, consistent performance, and positive total returns.  The adviser then uses its proprietary "Rational Analysis" process, as described below.  The adviser attempts to deliver positive returns regardless of market conditions by managing the Tactical Fund's assets in a conservative manner.  For example, the adviser may sell a position if it believes that the position will decline in value, even if the position's long-term prospects are positive.  The Tactical Fund is expected to have high turnover, with an anticipated annual portfolio turnover rate of 200 to 400%.

The Faith & Values Based Moderate Fund

The Faith & Values Based Moderate Fund seeks to achieve its investment objective by investing in a balanced portfolio of fixed income and equity securities.  Under normal circumstances, the Fund will invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.  The Fund will invest the fixed income portion of the portfolio directly or in other investment companies, including ETFs, (“Underlying Funds”) that invest primarily in fixed income and income producing securities such as government bonds, corporate bonds, and municipal bonds. While the Fund typically seeks to invest in investment grade fixed income securities (rated “BBB-” or better by S&P), there is no minimum credit quality or maturity and the Fund may invest in fixed income securities of any credit quality or maturity.  The Fund will also invest in equity securities directly or through Underlying Funds that invest primarily in common stock of U.S. or foreign companies of any capitalization or geographic location.  The Fund may also invest in REITs.  In selecting securities for the Fund, the adviser will apply an ethical screening, and exclude from the Fund any company that derives more than 20% of its revenues from abortion, pornography, liquor or tobacco, or is otherwise determined by the adviser to be involved in promoting abortion, pornography, liquor or tobacco.  Ethical screening is provided by a third party research firm which will be utilized to apply the Fund’s ethical screens and provide the adviser a list of securities that do not satisfy the ethical screening criteria and therefore are not eligible for investment.  The Faith & Values Based Moderate Fund will typically own up to 30 positions in such securities.  The Fund may invest in leveraged Underlying Funds and up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of options, future contracts, or options on futures contracts.  The Fund uses leveraged Underlying Funds and derivative investments for leverage, to increase the potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

In selecting the Faith & Values Based Moderate Fund’s positions, the adviser will use its proprietary "Rational Analysis" processes, as described below, excluding the securities of any companies that are not eligible for investment under the ethical screening criteria described above.  The particular allocation of positions will change from time to time as market forces dictate.

The Alternative Strategies Fund

The Alternative Strategies Fund primarily invests in a variety of securities, including other investment companies and ETFs (“Underlying Funds”) that are used to implement multiple alternative investment strategies in the Fund.  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. or foreign companies, convertible securities, foreign securities and REITs.   The Fund may invest up to 100% of its assets in U.S. securities.  The Fund may also have up to 100% of its assets invested in foreign securities, including, but not limited to, American depositary receipts (“ADRs”) and securities of foreign companies, including emerging market securities.   The Fund may invest in companies of any size (from small-cap to mid-cap to large-cap) and in any style (from growth to value) or from any geographic location, as well as currency related securities or strategies.  The Fund may also invest in leveraged Underlying Funds, covered calls, managed futures, or illiquid securities, including up to 10% in hedge funds.  The Fund may invest up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of future contracts on financial and commodity markets.  The Fund uses derivative investments and leveraged Underlying Funds to obtain leverage in order to increase the potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.  The Fund will typically own up to 40 positions in such securities, which may have any capitalization range.

In selecting the Alternative Strategies Fund's positions, the adviser will use its proprietary "Rational Analysis" processes, as described below.  The particular allocation of positions will change from time to time as market forces dictate.

The Flexible Growth & Income Fund

The Flexible Growth & Income Fund invests in a balanced portfolio of equity and fixed income securities through a variety of alternative strategies that the adviser believes can achieve the Fund’s investment objective by generating above average portfolio income and growth.  Under normal circumstances, the Fund will invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.  This Fund is designed to have an aggressive level of risk and may invest in other investment companies, including ETFs,(“Underlying Funds”) dividend producing closed-end mutual funds and listed securities (both equities and fixed income) of any capitalization-size or geographic location, as well as  mortgage backed securities, mortgage REITs and Mortgage Investment Corporations, option strategies, long/short positions, managed futures, hedge funds, commodity- and currency-related securities or strategies and illiquid securities, including up to 10% of its net assets in hedge funds.  The Fund may also invest in leveraged Underlying Funds and up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of futures contracts on financial and commodity markets.  The Fund uses leveraged funds and derivative investments for leverage, to increase the potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments. The Flexible Growth & Income Fund will typically own up to 30 positions.  While the Fund typically seeks to invest in investment grade fixed income securities (rated “BBB-” or better by S&P), there is no minimum credit quality or maturity and the Fund may invest in fixed income securities of any credit quality or maturity.

In selecting the Flexible Growth & Income Fund’s positions, the adviser will use its proprietary "Rational Analysis" processes, as described below. The particular allocation of positions will be dictated by movement of the U.S. domestic market.

The Balanced Fund

The Balanced Fund will invest the fixed income portion of the portfolio directly or in other investment companies (including ETFs) that invest primarily in fixed income and income producing securities such as government bonds, corporate bonds, municipal bonds, and dividend-paying equity securities.  While the Fund typically seeks to invest in investment grade fixed income securities (rated “BBB-” or better by S&P), there is no minimum credit quality or maturity and the Fund may invest in fixed income securities of any credit quality or maturity.  The Fund will also invest in equity securities directly or through other investment companies (including ETFs) that invest in common stock of U.S. or foreign companies of any capitalization or geographic location and may invest in REITs.  The Fund may invest up to 40% in foreign investments, including ADRs, or securities of foreign companies, including emerging market securities.  The Balanced Fund will typically own up to 30 positions in such securities.  The Fund may invest in leveraged Underlying Funds and up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of options, futures contracts or options on futures contracts.  The Fund uses leveraged funds derivative investments for leverage, to increase the potential return on an investment.  The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

In selecting the Balanced Fund’s positions, the adviser will use its proprietary "Rational Analysis" processes, as described below. The particular allocation of positions will be dictated by movement of the U.S. domestic market.

The Foundational Asset Allocation Fund

The Foundational Asset Allocation Fund invests U.S. and International fixed income and equity securities, as determined by the sector allocation portfolio the adviser has designed to produce long-term capital appreciation.  The Fund may invest up to 40% in foreign investments, including ADRs, or securities of foreign companies, including emerging market securities.  The adviser seeks diversity across those sectors it believes are positioned to provide consistent returns over the long term.  Under normal circumstances the Fund expects to invest in 6 to 12 sectors at any time, with investments in 20 to 75 positions.  The Fund’s asset allocation is expected to be developed annually, but reviewed at least quarterly for style consistency and performance.  The Fund may invest in equity securities of any kind, any capitalization, sector or geographic location, directly or through other open-end funds including ETFs.  While the Fund typically seeks to invest in investment grade fixed income securities (rated “BBB-” or better by S&P), there is no minimum credit quality or maturity and the Fund may invest in fixed income securities of any credit quality or maturity.

The Fund may also invest in leveraged ETFs or other Underlying Funds and up to 10% of its net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of options, futures contracts or options on futures contracts.  The Fund uses derivative investments for leverage, to increase the potential return on an investment.  The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

In selecting the Foundational Asset Allocation Fund’s positions, the adviser will use its proprietary "Rational Analysis" processes, as described below.  The particular allocation of positions will change from time to time as market forces dictate.

The Faith & Values Based Conservative Fund

The Faith & Values Based Conservative Fund invests primarily in fixed income and income producing securities or other investment companies, including ETFs, (“Underlying Funds”) that invest primarily in fixed income and income producing securities such as government bonds, corporate bonds, municipal bonds, and dividend-paying equity securities. The Faith & Values Based Conservative Fund will typically own up to 30 positions.  Equity investments normally will comprise a relatively small percentage of the Fund’s portfolio.

The Faith & Values Based Conservative Fund primarily invests directly or indirectly through Underlying Funds in fixed-income securities that are investment grade (rated “BBB-” or better by S&P).  However, the Fund may invest in fixed-income securities of any credit quality.  In selecting the Faith & Values Based Conservative Fund’s positions, the adviser will identify securities that exhibit low volatility, consistent performance, and positive total returns.  The average maturity of the fixed-income component of the Faith & Values Based Conservative Fund’s portfolio will reflect the averages of the various securities or underlying investment companies held by the Fund.  The Faith & Values Based Conservative Fund will invest without regard to any particular maturity range.

In selecting securities for the Fund, the adviser will also apply an ethical screening, and exclude from the Fund any company that derives more than 20% of its revenues from abortion, pornography, liquor or tobacco, or is otherwise determined by the adviser to be involved in promoting abortion, pornography, liquor or tobacco.  Ethical screening is provided by a third party research firm which will be utilized to apply the Fund’s ethical screens and provide the adviser a list of securities that do not satisfy the ethical screening criteria and therefore are not eligible for investment.  The Fund may invest up to 10% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of options, futures contracts or options on futures contracts.  The Fund uses derivative investments for leverage, to increase the potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

In selecting the Faith & Values Based Conservative Fund’s positions, the adviser will identify securities that exhibit low volatility, consistent performance, and positive total returns.  The adviser then uses its proprietary “Rational Analysis” process, as described below, and excludes any investments that would violate the Fund’s ethical screening criteria.  The Faith & Values Based Conservative Fund’s positions are expected to change less frequently than several other Pacific Financial Funds.

The Faith & Values Based Diversified Growth Fund

The Faith & Values Based Diversified Growth Fund invests primarily, under normal circumstances, in equity securities.  These equity securities will consist primarily of securities issued by U.S. entities or other investment companies, including ETFs, (“Underlying Funds”) that invest primarily in U.S. common stock.  However, the Fund may also invest up to 40% of its net assets in foreign securities or Underlying Funds that invest in foreign securities, of any capitalization or geographic location (including emerging markets).  The Faith & Values Based Diversified Growth Fund will typically own up to 30 securities at any one time.

In selecting securities for the Fund, the adviser will apply an ethical screening, and exclude from the Fund any company that derives more than 20% of its revenues from abortion, pornography, liquor or tobacco, or is otherwise determined to be involved in promoting abortion, pornography, liquor or tobacco.  Ethical screening is provided by a third party research firm which will be utilized to apply the Fund’s ethical screens and provide the adviser a list of securities that do not satisfy the ethical screening criteria and therefore are not eligible for investment.   The Fund may also invest in fixed income securities of any credit quality or maturity directly or through other open end investment companies (including ETFs).  It may invest in leveraged Underlying Funds and up to 10% of its net assets in derivative securities of any kind. The Fund’s investments in derivative securities are expected to consist primarily of options, futures contracts, or options on futures contracts.  The Fund uses leveraged Underlying Funds and derivative investments for leverage, to increase the potential return on an investment.   The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

Common Investment Strategies: The adviser utilizes a proprietary investment research process called "Rational Analysis" to select securities for each Fund's portfolio.  The adviser uses Fundamental Analysis, Technical Analysis, and Quantitative Studies in selecting the positions.  Rather than using one of the above methods exclusively, the adviser integrates the optimal elements of each method into a "Rational" decision-making model.

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Technical Analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume.  Technical analysts do not attempt to measure a security's intrinsic value, but instead use charts and other tools to identify patterns that can suggest future activity.  Such analysis enables the adviser to identify relational situations and opportunities that are key considerations in buying and, even more importantly, in selling positions.

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Fundamental Analysis is a method of evaluating a security by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.  Fundamental analysts attempt to study everything that can affect the security's value, including macroeconomic factors (like the overall economy and industry conditions) and individually specific factors (like the financial condition and management of companies). The adviser uses information from various sources to evaluate the fundamental position of the market, sectors, mutual funds, and stocks.  Such analysis is essential in making decisions to buy particular positions, as it can reveal weaknesses or flaws in investment positions that might appear positive in technical analyses or quantitative studies.

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Quantitative Studies:  The adviser uses mathematic analytics and modeling of portfolios.  Such studies are useful in removing the emotion from the decision-making process, in furthering understanding of portfolio trends, and in developing decisive information for buying and selling positions.  The mathematical and statistical calculations involved in such studies include analysis of Beta, standard deviation, Sharpe ratios, among others.

Underlying Funds and Exchange Traded Funds (ETFs):  Each Fund may invest in other investment companies, and securities commonly referred to as "exchange traded funds" or "ETFs," whose shares are listed and traded on U.S. stock exchanges.  Other mutual funds and ETFs are referred to as “Underlying Funds.”  Some ETFs attempt to track the returns of the relevant index by investing in accordance with the market capitalization of each security in the index, while others invest equal amounts in each security without regard to market capitalization.

ETFs combine the advantages of stocks with those of index funds.  ETFs are designed to closely follow the index they track. ETF fund managers may replicate the index in its entirety by owning every security or instrument in the index according to its set weighting, or in some cases they may "optimize" (replicate the index as closely as possible without having to own each security).

ETFs can be classified under one of the following structures: open-end index fund, unit investment trust (UIT) and grantor trusts. Unlike closed-end funds, ETFs have the capability to continuously offer shares through a unique creation and redemption process, which means that the number of outstanding shares may be increased or decreased on a daily basis as necessary to reflect demand.

ETFs have the capability to avoid trading at large premiums and discounts to their Net Asset Values. Open-end index funds and UITs are registered under the Investment Company Act of 1940. ETFs incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, ETF shareholders (such as some of the Funds) will pay their proportionate share of these expenses.

ETFs that attempt to track a particular index will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' and underlying funds' abilities to track their applicable indices.  The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by a Fund may prevent that Fund from allocating its investments in the manner the adviser considers optimal. A Fund that intends to purchase ETFs will purchase ETFs that are either no-load or waive the sales load for purchases made by that Fund.

Small Companies:  Some of the small companies in which the Funds invest may be micro-cap companies.  Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth.  In addition, there may be less public information available about these companies.  The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.  Also, it may take a long time before the Funds realize a gain, if any, on an investment in a micro-cap company.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, Funds may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because that Fund would bear its pro rata portion of such money market funds' advisory fees and operational fees.  A Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Funds. Although the Funds will seek to meet their investment objectives, there is no assurance that they will do so.

The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund's Fund Summary section of this Prospectus.

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Commodities Risk (Alternative Strategies Fund, Flexible Growth & Income Fund, and Foundational Asset Allocation Fund):  The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, and tariffs.  The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies.

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Company Risk (All Funds):  Fund value might decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.  The value of an individual company can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Currency Risk (Alternative Strategies Fund, Flexible Growth & Income Fund, and Foundational Asset Allocation Fund): The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

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Derivatives Risk (Alternative Strategies Fund, Flexible Growth & Income Fund, Foundational Asset Allocation Fund and Faith & Values Based Funds): Derivative instruments derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

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Emerging Markets Risk (All Funds but Core Equity, Explorer and Strategic Conservative): In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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ETF and Underlying Fund Risk (All Funds): ETFs and Underlying Funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to a Fund.

a)

Strategy Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

b)

Net Asset Value and Market Price Risk: The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

c)

Tracking Risk: Investment in a Fund should be made with the understanding that the ETFs or Underlying Funds in which a Fund invests will not be able to replicate exactly the performance of the indices they intend to track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs or other Underlying Funds in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs or other Underlying Funds may, from time to time, temporarily be unavailable, which may further impede the ability to track the applicable indices.

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Ethical Investing Risk (All Faith & Values Based Funds):  The Fund’s social and moral governance criteria limit the available investments compared to funds with no such criteria.  Under certain economic conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.

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Fixed Income Risk (All Funds but Core Equity Fund, Explorer Fund and International Fund):  When a Fund invests in underlying funds that own bonds, or in this type of security directly, the value of your investment in that Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk and investment-grade securities risk. These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.  In addition, underlying funds may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

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Foreign Risk (International Fund, Tactical Fund, Alternative Strategies Fund, Flexible Growth & Income Fund,  Balanced Fund, Foundational Asset Allocation Fund, Faith & Values Based Moderate Fund and Faith & Values Diversified Growth Fund):  To the extent a Fund invests in foreign securities, the Fund could be subject to greater risks because that Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect that Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the U.S.  Investments in foreign issues could be affected by other factors not present in the U.S., including expropriation, armed conflict, confiscatory taxation, and other information and potential difficulties in enforcing contractual obligations.  As a result, a Fund may be exposed to greater risk and will be more dependent on the adviser's ability to assess such risk than if that Fund invested solely in more developed countries.

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Futures and Options Risk (Alternative Strategies Fund, Flexible Growth & Income Fund, Foundational Asset Allocation Fund and Faith & Values Based Funds):  The use of options, futures contracts or options on futures contracts for risk management or hedging purposes may not be successful, resulting in losses to the Fund.  In addition, the cost of hedging may reduce the Fund’s returns, and the use of futures and options for investment purposes increases the Fund’s potential for loss.

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Hedging Risk (Alternative Strategies Fund, Flexible Growth & Income Fund, Foundational Asset Allocation Fund and Faith & Values Based Funds): Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss.  The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.

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Leverage Risk (Alternative Strategies Fund, Flexible Growth & Income Fund, Balanced Fund, Foundational Asset Allocation Fund and Faith & Values Based Funds):  The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by a leveraged Underlying Fund or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.

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Limited History of Operations Risk (Alternative Strategies Fund, Flexible Growth & Income Fund, Foundational Asset Allocation Fund, Balanced Fund and Faith & Values Based Funds):  The Funds are new mutual funds and each has a limited history of operations for investors to evaluate.

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Managed Futures Risk (Alternative Strategies Fund): Investing in managed futures exposes the Fund to management risk, derivatives risk, leverage risk, as well as commodity, interest rate, equity and foreign currency risks depending on the particular strategy used.  A manager's judgments about the price appreciation of various futures contracts may prove incorrect and result in losses. The Fund's use of derivatives (including futures and options on futures) to enhance returns or hedge against market declines is subject to the risk of mispricing or improper valuation and changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  Investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact.  Commodity, interest rate, equity and foreign currency futures are subject to unfavorable price movements as well as specific risks described more fully in paragraphs above.

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Management Risk (All Funds):  The ability of the Funds to meet their investment objectives is directly related to the adviser's investment model.  The adviser's assessment of the attractiveness and potential appreciation of particular investments in which the Funds invest may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

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Market Risk (All Funds):  The net asset value ("NAV") of each Fund will fluctuate based on changes in the value of the securities in which that Fund invests. A Fund may invest in equity securities directly or by purchasing ETFs that invest in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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Portfolio Turnover Risk (All Funds): The frequency of a Fund's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.  Each Fund’s portfolio turnover is expected to be over 100% annually, as the Funds are actively traded.

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Real Estate Risk (Alternative Strategies Fund, Flexible Growth & Income Fund, Balanced Fund, Foundational Asset Allocation Fund and Faith Based Moderate Fund): Real estate related investments are subject to risks related to possible declines in the value of real estate; general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

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Smaller Capitalization Securities Risk (All Funds):  Investments in ETFs that invest in smaller capitalization companies and direct investments in individual smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

Portfolio Holdings Disclosure: A description of the Funds' policies and regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information.  The Funds may, from time to time, make available month end portfolio holdings information on its website at www.TPFG.com.

MANAGEMENT OF THE FUNDS

Investment Adviser:  The Pacific Financial Group, Inc. (the "PFG"), located at 777 108th Avenue NE, Suite 2100, Bellevue, WA 98004, serves as investment adviser to the Funds.  Subject to the authority of the Board of Trustees, PFG is responsible for the overall management of each Fund's business affairs. PFG is responsible for selecting each Fund's investments according to that Fund's investment objective, polices and restrictions. PFG was established in 1984 and serves primarily individual investors.  Pursuant to the Investment Advisory Agreement, each Fund pays PFG, on a monthly basis, an annual advisory fee equal to 1.00% of that Fund's average daily net assets.  A discussion regarding the basis for the Board's approval/renewal of the Investment Advisory Agreement with respect to the various Funds is available in the Funds' annual shareholder report dated April 30, 2014.

Each Fund is responsible for its own operating expenses.  Nevertheless, pursuant to an operating expense limitation agreement between the Adviser and the Trust, with respect to the Pacific Financial Faith & Values Based Moderate Fund only, the Adviser has agreed to limit its operating expenses to ensure that Total Annual Fund Operating Expenses (exclusive of any (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser)) for the Fund do not exceed 3.00%  and 2.25% of the Fund’s average net assets for Investor Class and Institutional Class, respectively, through August 31, 2015, and then 5.00% and 4.25% for Investor Class and Institutional Class, respectively, adjusted annually of the average daily net assets through August 31, 2024, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.

Portfolio Managers:

James C. McClendon

Chief Executive Officer and Senior Portfolio Manager

Mr. McClendon has been the Chief Executive Officer of PFG since 2005, and was PFG's President and Chief Executive Officer from 1984 to 2005.  Mr. McClendon is PFG 's Senior Portfolio Manager.  Mr. McClendon began his professional career in 1962 and has held various corporate positions, and he started his own business in 1976.  Some of his areas of responsibility have included mergers and acquisitions, capital asset management, corporate financial planning, labor negotiations, and new product development and analysis. Mr. McClendon has a B.A. from The Evergreen State College, with a concentration in Financial Management.

Keith D. Swanson

Portfolio Manager

Mr. Swanson was a Portfolio Manager at PFG from March 2003 to March 2006, and returned to PFG in November 2006.  From March 2006 until November 2006, he was a portfolio manager with Olson Investment Advisors, LLC.  From 2000 to March 2003, he was an analyst with The Pacific Financial Group, Inc.  From 1994 to 2000, Mr. Swanson was a portfolio manager for Washington Capital Management, where he co-managed the Value Equity Fund and was responsible for managing equity portfolios for individual clients. Mr. Swanson has a B.A. in Business from the University of Washington and a M.S. in Finance from Seattle University.  Mr. Swanson has been a Chartered Financial Analyst since September 2000.

Jennifer L. Enstad

Portfolio Manager

Ms. Enstad began her career with PFG in 1991 and has served in a number of capacities, including performing operational duties (1991-1995), as the Head Trader (1995-2002), as the Director of Operations (1998-2002), as an Analyst (2002-2004), as an Assistant Portfolio Manager (2004-2006), and as a Portfolio Manager (2006-present).  Ms. Enstad has a B.A. in Business from the University of Washington and is a Chartered Financial Analyst.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds.

HOW SHARES ARE PRICED

Shares of each Fund are sold at net asset value ("NAV").  The NAV of a Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the total number of shares outstanding. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund's securities are valued each day at the last quoted sales price on each security's primary exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

A Fund may use independent pricing services to assist in calculating the value of that Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund.  Because a Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when that Fund does not price its shares, the value of that Fund's portfolio may change on days when you may not be able to buy or sell that Fund's shares.  In computing the NAV, a Fund values foreign securities held by that Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using that Fund's fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of that Fund's NAV by short term traders.  The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, that Fund's NAV is calculated based upon the NAVs of the registered open-end management investment companies in which that Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Choosing a Fund:  As six Funds are being offered, you can choose the particular Fund that best meets your investment needs.  In addition to the different investment objectives and principal investment strategies for the Funds as set forth above, the Funds have different levels of optimal appetite for risk for their investors.  In choosing a Fund in which to purchase shares, you should consider which Fund will be most beneficial to you given your appetite for risk.

Pacific Financial Fund	Investor's Appetite for Risk
Core Equity Fund	Moderate to Aggressive
Explorer Fund	Moderate to Aggressive
International Fund	Aggressive
Strategic Conservative Fund	Conservative to Moderate
Tactical Fund	Moderate
Faith & Values Based Moderate Fund	Moderate
Alternative Strategies Fund	Very Aggressive
Flexible Growth & Income	Aggressive
Balanced Fund	Moderate
Foundational Asset Allocation Fund	Moderate
Faith & Values Based Conservative Fund	Conservative to Moderate
Faith & Values Based Diversified Growth Fund	Moderate to Aggressive

Further, each Fund is offering two classes of shares so that you can choose the particular class of that Fund that best meets your investment needs.  Both classes of shares for a particular Fund represent an interest in the same portfolio of investments in that Fund. The main difference between the share classes is the ongoing distribution and shareholder servicing fees differ between the classes; the Institutional Class and the Investor Class shares pay an annual fee of 0.25% and 1.00%, respectively, for distribution expenses pursuant to a plan adopted pursuant to Rule 12b-1.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds' expenses over time in the "Fees and Expenses of the Fund" section of each Fund's Summary Prospectus.  All share classes may not be available for purchase in all states.

Purchasing Shares:  You may purchase shares of a Fund by sending a completed application form to the following address by either regular or overnight mail:

Via Regular Mail: Pacific Financial Funds c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154 1-888-451-TPFG	or Overnight Mail: Pacific Financial Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130 1-888-451-TPFG

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, a Fund may temporarily limit additional share purchases.  In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds at 1-888-451-TPFG for more information about the Funds' Automatic Investment Plan.

Purchase through Brokers:  You may invest in a Fund through brokers or agents who have entered into selling agreements with the Funds' distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in a Fund, please call the Fund at 1-888-451-TPFG for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. A Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Minimum and Additional Investment Amounts:  The minimum initial investment to open an account is $5,000 for all account types.  The minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to Pacific Financial Funds.

A Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, a Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC ("GFS"), the Funds' transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after a Fund receives your application or request in good order.  All requests received in good order by a Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

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the name and class of the applicable Fund;

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the dollar amount of shares to be purchased;

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a completed purchase application or investment stub; and

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check payable to the applicable Fund.

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans.  Please call the Funds at 1-888-451-TPFG for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Via Regular Mail: Pacific Financial Funds c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154 1-888-451-TPFG	or Overnight Mail: Pacific Financial Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130 1-888-451-TPFG

Redeeming by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct them to remove this privilege from your account.

The proceeds can be sent by mail to the address designated on your account, wired directly to your existing account in any commercial bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application.  To redeem by telephone, call 1-888-451-TPFG. The redemption proceeds normally will be sent by mail, wire or electronic funds transfer within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of that Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire/Electronic Funds Transfer:  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-888-451-TPFG.

Redemptions in Kind:  Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is greater than $250,000 or 1% of a Fund's assets. The securities will be chosen by that Fund and valued at that Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, proceeds will be withheld until after the check is cleared (usually within 10 days).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

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The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

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The request must identify your account number;

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The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

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If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

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you wish to change the bank or brokerage account that you have designated on your account;

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you request a redemption to be made payable to a person not on record with the Fund;

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you request that a redemption be mailed to an address other than that on record with a Fund;

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the proceeds of a requested redemption exceed $100,000;

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any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

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your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Funds to obtain this form.  Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization.  A notary public cannot guaranty signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $5,000 the Funds may notify you that, unless the account is brought up to at least $5,000 within 60 days of the notice, your account could be closed.  After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $5,000 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing.  Frequent trading into and out of a Fund can harm all of the Fund's shareholders by disrupting that Fund's investment strategies, increasing that Fund's expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Funds' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their investments in a Fund as their financial needs or circumstances change.

Each Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither a Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with a Fund.

Although the Funds attempt to uniformly limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds' Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their abilities to monitor the trading activity or enforce the Funds' Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund's Market Timing Trading Policy to its customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, that Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to that Fund's Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent know to the financial intermediary, to the Fund upon request.  If the Funds or their Transfer Agent or shareholder servicing agent suspect that there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Upon instructions from the Adviser, the service providers will take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund intends to distribute substantially all of its net investment income and net capital gain annually, with the exception of the Strategic Conservative Fund, which intends to distribute substantially all of its net investment income quarterly.  The distributions will be reinvested in shares of the applicable Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your Social Security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  A Fund reserves the right to reject any application that does not include a certified Social Security or taxpayer identification number.  If you do not have a Social Security number, you should indicate on the purchase form that your application to obtain a number is pending. A Fund is required to withhold taxes if a number is not delivered to that Fund within seven days.

The summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your tax advisers to determine the tax consequences of owning a Fund's shares.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Shares of the Funds are offered on a continuous basis.

Distribution Fees:  The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Services Plan   (“12b-1 Plans” or "Plans") for both classes of each Fund pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to Institutional Class shares, and 1.00% of the Fund’s average daily net assets attributable to Investor Class shares.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds’ distributor and other entities are paid pursuant to the Plans for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the respective Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries: The distributor, the Funds’ affiliates, and the Funds’ adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of a Fund or assist in the marketing of a Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, conference sponsorships, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional inventives to certain investment firms. Such inventives may, at the distributor’s discretion, may be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding:  To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-888-526-5527 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the period of each Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information for the Funds has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' April 30, 2014 annual report, which is available upon request. Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Diversified Growth Fund have not commenced investment operations, therefore, no financial highlights are available for these Funds at this time.  Pacific Financial Faith & Values Based Moderate Fund does not have financial highlights available at this time, in the future, financial highlights will be presented in this section of the Prospectus.

FINANCIAL HIGHLIGHTS
PACIFIC FINANCIAL CORE EQUITY FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
	Institutional Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.21	$ 8.50	$ 8.96	$ 7.83	$ 5.63
Activity from investment operations:
Net investment income (loss) (1)	(0.01)	0.16	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	1.57	0.91	(0.42)	1.16	2.23
Total from investment operations	1.56	1.07	(0.46)	1.13	2.20

Less distributions from:
Net Investment Income	(0.09)	(0.06)	-	-	(0.00)	(2)
Net Realized Gains	(1.03)	(0.30)	-	-	-
Total distributions	(1.12)	(0.36)	-	-	(0.00)	(2)

Net asset value, end of period	$ 9.65	$ 9.21	$ 8.50	$ 8.96	$ 7.83

Total return (3,4)	16.96%	13.15%	-5.13%	14.43%	39.11%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 50,931	$ 44,641	$ 47,280	$ 51,652	$ 48,216
Ratios of gross expenses to
average net assets: (5)	1.53%	1.65%	1.64%	1.68%	1.87%
Ratios of net expenses to
average net assets: (5)	1.53%	1.65%	1.64%	1.68%	1.98%	(6)
Ratios of net investment income (loss) to
average net assets: (5,7)	-0.13%	1.93%	-0.48%	-0.48%	-0.42%
Ratios of net investment income (loss) to
average net assets - pre waiver/recapture: (5,7)	-0.13%	1.93%	-0.48%	-0.48%	-0.31%
Portfolio turnover rate	267%	400%	454%	381%	582%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Per share amounts represent less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.
(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
PACIFIC FINANCIAL CORE EQUITY FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.98	$ 8.32	$ 8.83	$ 7.78	$ 5.62
Activity from investment operations:
Net investment income (loss) (1)	(0.09)	0.12	(0.09)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	1.54	0.87	(0.42)	1.15	2.24
Total from investment operations	1.45	0.99	(0.51)	1.05	2.16

Less distributions from:
Net Investment Income	(0.04)	(0.03)	-	-	(0.00)	(2)
Net Realized Gains	(1.03)	(0.30)	-	-	-
Total distributions	(1.07)	(0.33)	-	-	(0.00)	(2)

Net asset value, end of period	$ 9.36	$ 8.98	$ 8.32	$ 8.83	$ 7.78

Total return (3,4)	16.18%	12.28%	-5.78%	13.50%	38.47%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 138,936	$ 71,018	$ 35,254	$ 17,582	$ 2,265
Ratios of expenses to
average net assets: (5)	2.27%	2.40%	2.40%	2.43%	2.62%
Ratios of net investment income (loss) to
average net assets: (5,6)	-0.90%	1.41%	-1.17%	-1.31%	-1.11%
Portfolio turnover rate	267%	400%	454%	381%	582%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Per share amounts represent less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
PACIFIC FINANCIAL EXPLORER FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
	Institutional Class
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	April 30,	April 30,	April 30,	April 30,		April 30,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 8.81	$ 7.89	$ 8.75	$ 7.92		$ 6.10
Activity from investment operations:
Net investment income (loss) (1)	(0.05)	0.16	(0.02)	(0.08)		(0.10)
Net realized and unrealized gain (loss)	1.55	0.89	(0.84)	1.16		1.95
Total from investment operations	1.50	1.05	(0.86)	1.08		1.85

Less distributions from:
Net Investment Income	(0.06)	(0.09)	-	-		(0.03)
Net Realized Gains	(0.56)	(0.04)	-	(0.25)		-
Total distributions	(0.62)	(0.13)	-	(0.25)		(0.03)

Net asset value, end of period	$ 9.69	$ 8.81	$ 7.89	$ 8.75		$ 7.92

Total return (2,3)	16.94%	13.48%	-9.83%	13.99%		30.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 31,049	$ 20,530	$ 16,752	$ 24,371		$ 5,649
Ratios of gross expenses to
average net assets: (4)	1.57%	1.70%	1.71%	1.86%		1.88%
Ratios of net expenses to
average net assets: (4)	1.57%	1.70%	1.71%	1.92%	(5)	2.00%	(5)
Ratios of net investment income (loss) to
average net assets: (4,6)	-0.48%	2.01%	-0.25%	-0.99%		-1.46%
Ratios of net investment income (loss) to
average net assets - pre waiver/recapture (4,6)	-0.48%	2.01%	-0.25%	-0.93%		-1.34%
Portfolio turnover rate	300%	466%	790%	688%		872%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.
(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
PACIFIC FINANCIAL EXPLORER FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.66	$ 7.78	$ 8.68	$ 7.93	$ 6.09
Activity from investment operations:
Net investment income (loss) (1)	(0.12)	0.11	(0.07)	(0.13)	(0.16)
Net realized and unrealized gain (loss)	1.51	0.86	(0.83)	1.13	2.00
Total from investment operations	1.39	0.97	(0.90)	1.00	1.84
Less distributions from:
Net Investment Income	(0.01)	(0.05)	-	-	-
Net Realized Gains	(0.56)	(0.04)	-	(0.25)	-
Total distributions	(0.57)	(0.09)	-	(0.25)	-

Net asset value, end of period	$ 9.48	$ 8.66	$ 7.78	$ 8.68	$ 7.93

Total return (2,3)	16.04%	12.59%	-10.37%	12.96%	30.21%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 76,624	$ 31,326	$ 12,550	$ 8,011	$ 223
Ratios of expenses to
average net assets: (4)	2.33%	2.45%	2.46%	2.61%	2.63%
Ratios of net investment income (loss) to
average net assets: (4,5)	-1.27%	1.43%	-0.94%	-1.57%	-2.20%
Portfolio turnover rate	300%	466%	790%	688%	872%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
PACIFIC FINANCIAL INTERNATIONAL FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
	Institutional Class
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	April 30,	April 30,	April 30,		April 30,		April 30,
	2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 5.23	$ 4.84	$ 6.39		$ 5.48		$ 4.28
Activity from investment operations:
Net investment income (loss) (1)	0.01	0.05	(0.01)		0.02		0.05
Net realized and unrealized gain (loss)	0.60	0.34	(1.53)		0.89		1.18
Total from investment operations	0.61	0.39	(1.54)		0.91		1.23

Less distributions from:
Net Investment Income	(0.01)	-	(0.01)		0.00	(2)	(0.03)
Return of Capital	(0.04)
Total distributions	(0.05)	-	(0.01)		0.00	(2)	(0.03)

Net asset value, end of period	$ 5.79	$ 5.23	$ 4.84		$ 6.39		$ 5.48

Total return (3,4)	11.61%	8.06%	-24.15%		16.63%		28.80%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 7,117	$ 4,750	$ 4,842		$ 10,541		$ 20,006
Ratios of gross expenses to
average net assets: (5)	1.71%	2.05%	1.91%		1.92%		1.98%
Ratios of net expenses to
average net assets: (5)	1.71%	2.05%	1.99%	(6)	2.00%	(6)	2.00%	(6)
Ratios of net investment income (loss) to
average net assets: (5,7)	0.15%	1.02%	-0.22%		0.28%		0.94%
Ratios of net investment income (loss) to
average net assets - pre waiver/recapture: (5,7)	0.15%	1.02%	-0.14%		0.35%		0.95%
Portfolio turnover rate	136%	332%	570%		584%		474%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Per share amount represents less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.
(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
PACIFIC FINANCIAL INTERNATIONAL FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	April 30,	April 30,	April 30,	April 30,		April 30,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 5.09	$ 4.74	$ 6.32	$ 5.44		$ 4.28
Activity from investment operations:
Net investment income (loss) (1)	(0.03)	0.02	(0.04)	(0.05)		0.02
Net realized and unrealized gain (loss)	0.57	0.33	(1.52)	0.93		1.16
Total from investment operations	0.54	0.35	(1.56)	0.88		1.18

Less distributions from:
Net Investment Income	-	-	(0.02)	0.00	(2)	(0.02)
Return of Capital	(0.02)
Total distributions	(0.02)	-	(0.02)	0.00	(2)	(0.02)

Net asset value, end of period	$ 5.61	$ 5.09	$ 4.74	$ 6.32		$ 5.44

Total return (3,4)	10.68%	7.38%	-24.72%	16.18%		27.66%
Ratios/Supplemental Data:
Net assets, end of period	$ 24,811	$ 11,051	$ 4,870	$ 5,039		$ 808
Ratios of expenses to
average net assets: (5)	2.46%	2.80%	2.69%	2.67%		2.73%
Ratios of net investment income (loss) to
average net assets: (5,6)	-0.48%	0.34%	-0.78%	-0.80%		0.34%
Portfolio turnover rate	136%	332%	570%	584%		474%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Per share amount represents less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
PACIFIC FINANCIAL STRATEGIC CONSERVATIVE FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
	Institutional Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.96	$ 9.59	$ 9.52	$ 9.37	$ 9.10
Activity from investment operations:
Net investment income (1)	0.17	0.34	0.29	0.45	0.26
Net realized and unrealized gain (loss)	(0.38)	0.39	0.07	0.14	0.21
Total from investment operations	(0.21)	0.73	0.36	0.59	0.47

Less distributions from:
Net Investment Income	(0.15)	(0.31)	(0.29)	(0.44)	(0.20)
Net Realized Gains	(0.06)	(0.05)	-	-	-
Total distributions	(0.21)	(0.36)	(0.29)	(0.44)	(0.20)

Net asset value, end of period	$ 9.54	$ 9.96	$ 9.59	$ 9.52	$ 9.37

Total return (2,3)	-2.15%	7.70%	3.81%	6.41%	5.24%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 25,567	$ 35,042	$ 32,426	$ 33,153	$ 43,886
Ratios of gross expenses to
average net assets: (4)	1.56%	1.65%	1.65%	1.71%	1.81%
Ratios of net expenses to
average net assets: (4)	1.56%	1.65%	1.65%	1.71%	1.91%	(5)
Ratios of net investment income to
average net assets: (4,6)	1.78%	3.45%	3.04%	4.72%	2.78%
Ratios of net investment income to
average net assets - pre waiver/recapture (4,6)	1.78%	3.45%	3.04%	4.72%	2.88%
Portfolio turnover rate	218%	81%	218%	162%	247%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.
(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
PACIFIC FINANCIAL STRATEGIC CONSERVATIVE FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.93	$ 9.57	$ 9.50	$ 9.33	$ 9.09
Activity from investment operations:
Net investment income (1)	0.10	0.28	0.23	0.47	0.26
Net realized and unrealized gain (loss)	(0.38)	0.38	0.05	0.05	0.15
Total from investment operations	(0.28)	0.66	0.28	0.52	0.41

Less distributions from:
Net Investment Income	(0.08)	(0.25)	(0.21)	(0.35)	(0.17)
Net Realized Gains	(0.06)	(0.05)	-	-	-
Total distributions	(0.14)	(0.30)	(0.21)	(0.35)	(0.17)

Net asset value, end of period	$ 9.51	$ 9.93	$ 9.57	$ 9.50	$ 9.33

Total return (2,3)	-2.83%	6.92%	3.01%	5.61%	4.58%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 79,845	$ 63,399	$ 28,724	$ 11,906	$ 1,552
Ratios of expenses to
average net assets: (4)	2.31%	2.40%	2.41%	2.46%	2.56%
Ratios of net investment income (loss) to
average net assets: (4,5)	1.05%	2.86%	2.40%	4.91%	2.76%
Portfolio turnover rate	218%	81%	218%	162%	247%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
PACIFIC FINANCIAL TACTICAL FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
	Institutional Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.09	$ 9.54	$ 9.78	$ 9.84	$ 9.25
Activity from investment operations:
Net investment income (1)	0.14	0.28	0.11	0.21	0.16
Net realized and unrealized gain (loss)	(0.12)	0.48	(0.28)	(0.06)	0.44
Total from investment operations	0.02	0.76	(0.17)	0.15	0.60

Less distributions from:
Net Investment Income	(0.15)	(0.21)	(0.07)	(0.21)	(0.01)
Total distributions	(0.15)	(0.21)	(0.07)	(0.21)	(0.01)

Net asset value, end of period	$ 9.96	$ 10.09	$ 9.54	$ 9.78	$ 9.84

Total return (2,3)	0.25%	7.98%	-1.76%	1.53%	6.48%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 10,645	$ 9,949	$ 16,752	$ 20,953	$ 22,394
Ratios of gross expenses to
average net assets: (4)	1.70%	1.79%	1.70%	1.80%	1.88%
Ratios of net expenses to
average net assets: (4)	1.70%	1.79%	1.70%	1.80%	2.00%	(5)
Ratios of net investment income to
average net assets: (4,6)	1.37%	2.87%	1.14%	2.09%	1.68%
Ratios of net investment income to
average net assets - pre waiver/recapture: (4,6)	1.37%	2.87%	1.14%	2.09%	1.80%
Portfolio turnover rate	117%	156%	263%	324%	240%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.
(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
PACIFIC FINANCIAL TACTICAL FUND

The table sets forth financial data for one share of beneficial interest outstanding throughout each period indicated.
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.91	$ 9.38	$ 9.65	$ 9.78	$ 9.24
Activity from investment operations:
Net investment income (1)	0.06	0.21	0.04	0.14	0.12
Net realized and unrealized gain (loss)	(0.11)	0.46	(0.28)	(0.06)	0.42
Total from investment operations	(0.05)	0.67	(0.24)	0.08	0.54
Less distributions from:
Net Investment Income	(0.10)	(0.14)	(0.03)	(0.21)	-
Total distributions	(0.10)	(0.14)	(0.03)	(0.21)	-

Net asset value, end of period	$ 9.76	$ 9.91	$ 9.38	$ 9.65	$ 9.78

Total return (2,3)	-0.50%	7.15%	-2.49%	0.80%	5.84%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 20,404	$ 12,937	$ 12,556	$ 6,251	$ 498
Ratios of expenses to
average net assets: (4)	2.45%	2.54%	2.46%	2.55%	2.63%
Ratios of net investment income (loss) to
average net assets: (4,5)	0.61%	2.23%	0.41%	1.49%	1.20%
Portfolio turnover rate	117%	156%	263%	324%	240%

(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

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open an account or deposit money

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direct us to buy securities or direct us to sell your securities

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seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

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sharing for affiliates’ everyday business purposes – information about your creditworthiness.

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affiliates from using your information to market to you.

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sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PACIFIC FINANCIAL

Adviser	The Pacific Financial Group, Inc. 777 108th Avenue NE, Suite 2100 Bellevue, WA 98004
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Custodian	The Bank of New York Mellon One Wall Street New York, NY 10286
Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

Additional information about the Funds, including the Funds' policies and procedures with respect to disclosure of a Fund's portfolio holdings, is included in the Funds' Statement of Additional Information dated August 28, 2014 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Funds' policies and management. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI or other information about the Funds, or to make shareholder inquires about the Fund, please call 1-888-451-TPFG or visit www.TPFG.com.  You may also write to:

Pacific Financial

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

You may review and obtain copies of the Funds' information at the SEC's Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C.  20549-0102.

Investment Company Act File #811-21720

Pacific Financial • 17605 Wright St. •Suite 2 • Omaha, NE 68130

1-888-451-TPFG

 PACIFIC FINANCIAL

Pacific Financial Core Equity Fund

Institutional Class Shares: PFGQX  Investor Class Shares: PFLQX

Pacific Financial Explorer Fund

Institutional Class Shares: PFGPX  Investor Class Shares: PFLPX

Pacific Financial International Fund

Institutional Class Shares: PFGIX  Investor Class Shares: PFLIX

Pacific Financial Strategic Conservative Fund

Institutional Class Shares: PFGSX  Investor Class Shares: PFLSX

Pacific Financial Tactical Fund

Institutional Class Shares: PFGTX  Investor Class Shares: PFTLX

Pacific Financial Faith & Values Based Moderate Fund

Institutional Class Shares: FVMIX  Investor Class Shares: FVMLX

Pacific Financial Alternative Strategies Fund

Pacific Financial Flexible Growth & Income Fund

Pacific Financial Balanced Fund

Pacific Financial Foundational Asset Allocation Fund

Pacific Financial Faith & Values Based Conservative Fund

Pacific Financial Faith & Values Based Diversified Growth Fund

Institutional Class Shares: N/A  Investor Class Shares: N/A

Each a Series of Northern Lights Fund Trust

___________________________________________

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2014

___________________________________________

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus of the Pacific Financial Funds dated August 28, 2014 and the Annual Report to Shareholders dated April 30, 2014, copies of which may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-888-451-TPFG or at www.TPFG.com.

TABLE OF CONTENTS

THE FUNDS	3
TYPES OF INVESTMENTS	3
INVESTMENT RESTRICTIONS	21
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	22
MANAGEMENT	23
CONTROL PERSONS AND PRINCIPAL HOLDERS	29
INVESTMENT ADVISER	30
THE DISTRIBUTOR	32
PORTFOLIO MANAGERS	35
ALLOCATION OF PORTFOLIO BROKERAGE	36
PORTFOLIO TURNOVER	37
OTHER SERVICE PROVIDERS	38
DESCRIPTION OF SHARES	40
ANTI-MONEY LAUNDERING PROGRAM	40
PURCHASE, REDEMPTION AND PRICING OF SHARES	40
TAX STATUS	43
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
LEGAL COUNSEL	47
FINANCIAL STATEMENTS	47
APPENDIX A	48

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THE FUNDS

The Pacific Financial family of mutual funds (each a "Fund," collectively the "Funds") is comprised of twelve different, actively managed funds.  The Funds are:

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the Pacific Financial Core Equity Fund (the "Core Equity Fund");

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the Pacific Financial Explorer Fund (the "Explorer Fund");

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the Pacific Financial International Fund (the "International Fund");

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the Pacific Financial Strategic Conservative Fund (the "Strategic Conservative Fund");

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the Pacific Financial Tactical Fund (the "Tactical Fund");

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the Pacific Financial Faith & Values Based Moderate Fund (the “Faith & Values Based Moderate Fund”);

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the Pacific Financial Alternative Strategies Fund (the “Alternative Strategies Fund”);

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the Pacific Financial Flexible Growth & Income Fund (the “Flexible Growth & Income Fund”);

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the Pacific Financial Balanced Fund (the “Balanced Fund”);

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the Pacific Financial Foundational Asset Allocation Fund (the “Foundational Asset Allocation Fund”);

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the Pacific Financial Faith & Values Based Conservative Fund (the “Faith & Values Based Conservative Fund”); and

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the Pacific Financial Faith & Values Based Diversified Growth  Fund (“Faith & Values Based Diversified Growth Fund”).

Each Fund is a series of the Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust"). The Pacific Financial Group, Inc. (the "Adviser") serves as investment advisor to the Funds. The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). Each Fund may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by that Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a diversified series consisting of two classes of shares, the Investor Class and the Institutional Class. Shares of the Alternative Strategies Fund, Flexible Growth & Income Fund, Foundational Asset Allocation Fund, Faith & Values Based Conservative Fund and Faith & Values Based Diversified Growth Fund are not currently available for purchase. Each Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth under "Risk/Return Summary" in the Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the strategies the Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks, either directly or indirectly by purchasing other investment companies.

Asset-Backed Securities and Collateralized Debt Obligations

Asset-backed securities and collateralized debt obligations ("CDOs") are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools.  A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities.  Interests in these pools are sold as

3

individual securities.  Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination.  Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics.  Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates.  Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments.  Prepayments may result in a capital loss to a Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by that Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities.  The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history.  In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative.  Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

Each Fund may invest in closed-end investment companies.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange orthe National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as any of the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses that Fund would incur for the purchase of securities of any other type of

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issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of that closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if that Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by that Fund will ever decrease. In fact, it is possible that this market discount may increase and that Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of that Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by that Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by that Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging each closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. Each Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  Each Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to that Fund.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs

5

may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Each Fund may invest directly in and purchase ADRs and other investment companies that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by that Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Each Fund may invest in equity securities, with a particular emphasis upon investments in common stock. Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of a Fund will fluctuate.  Securities in that Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

Each Fund may invest in a range of ("ETFs").  ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 50 and streetTRACKS.  Additionally, each Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM ("S&P 500 Index").  SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average

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(the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.  The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShares are managed by Barclays Global Investors, N.A. ("Barclays").  They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Barclays U.S. Aggregate Index and the Barclays 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index.  Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Barclays' bond index.  ETFS (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above.  Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see "Investments in Other Investment Companies" below.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, that Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which each Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A fund may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund's adviser believes it is in the fund's interest to do so.  A fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although each Fund believes that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent a Fund invests in a sector product, that Fund will be subject to the risks associated with that sector.

Foreign Currency Exchange Transactions

Each Fund may, directly or through investments in other investment companies (“Underlying Funds”), engage in foreign currency exchange transactions. A Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's or an Underlying Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

7

A Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  A Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Foreign Securities

Each Fund may invest directly in foreign securities, in ADRs, and in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent each Fund’s currency exchange transactions do not fully protect that Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which that Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of that Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which that Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of that Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. A Fund and Underlying Funds may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

Each Fund may engage in futures transactions.  A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, that Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as a Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's

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interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, that Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, that Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although a Fund may believe that the use of such contracts will benefit that Fund, a Fund's overall performance could be worse than if that Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to that Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for hedging purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments.   Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly that Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of that Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

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Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

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Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and

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Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to that Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, that Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Fund's operations.  Accordingly, each such Fund is not subject to registration or regulation as a commodity pool operator.

High Yield Securities

Each Fund and the Underlying Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market

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developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  An Underlying Fund may hold such common stock and other securities even if they do not invest in such securities.

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Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

Under guidelines adopted by the Trust's Board, the Funds' Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades, e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

Each Fund may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

Each Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these

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investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Funds will invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act, and that Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, a Fund's shareholders indirectly will bear that Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses that Fund's shareholders directly bear in connection with that Fund's own operations.

Under Section 12(d)(1) of the 1940 Act, a Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by a Fund and all affiliated persons of that Fund; and (ii) a Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund (or the Adviser acting on behalf of that Fund) must comply with the following voting restrictions:  when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by that Fund, that Fund will either seek instruction from that Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by that Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by that Fund may cause shareholders to bear duplicate fees.

In addition, each Fund is subject to the 3% Limitation unless (i) the ETF or that Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to that Fund; and (ii) the ETF and that Fund take appropriate steps to comply with any conditions in such order. In the alternative, a Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Each Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which each Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  Each Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which a Fund may invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

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Private Mortgage Pass-Through Securities.   Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide a Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Each Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

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Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.   Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and a Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

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Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, each Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Obligations of Supranational Entities (Underlying Funds Only)

Each Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

Each Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for that Fund's portfolio and to generate income or gain for that Fund.  The ability of a Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  A Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Each  Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by that Fund (and involved in the options) on that Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which a Fund writes (sells) will be covered or secured, which means that that Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with that Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in

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the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When a Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, a Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. A Fund maintains the segregated account so long as it is obligated as the seller. The obligation of a Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by that Fund.  A Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. A Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although a Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon a Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

A Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain that Fund’s objective.  A Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that that Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of each Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit a Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

Each Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  A Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, a Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, a Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to a Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to that Fund.

Real Estate Investment Trusts ("REITs")

Each Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which that Fund invests in addition to the expenses incurred directly by that Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

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REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

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limited financial resources;

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infrequent or limited trading; and

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more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

Each Fund may invest up to 25% of that Fund's net assets in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.  However, each Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.  A Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

Each Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, a Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  A Fund retains record ownership of the securities and the right to receive interest and principal payments.  A Fund may enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by a Fund may decline below the price at which that Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, a Fund could experience both delays in repurchasing the portfolio securities and losses.  A Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by a Fund under the 1940 Act.  At the time a Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with that Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest).  A Fund will monitor the account to ensure that the market value of the account equals the amount of that Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to a Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

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Sovereign Obligations

Each Fund may invest in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent a Fund purchases the principal portion of the STRIP, that Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  A Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, a Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Time Deposits and Variable Rate Notes

Each Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations that a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between that Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

Each Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the FHLB and the Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

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A Fund's investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose a Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to a Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

Each Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Funds' custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of that Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because each Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, each Fund's liquidity and the ability of the Adviser to manage them may be affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to that Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day that Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of each Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of that Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of that Fund.

1. Borrowing Money. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds’ total assets at the time when the borrowing is made.

2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

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3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Funds will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Funds will not invest 25% or more of its total assets in a particular industry or group of industries. The Funds will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Funds will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Funds will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Funds and to not more than 10% of the outstanding voting securities of such issuer.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Funds will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. No Fund will invest more than 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.  80% Investment Policy.  The Pacific Financial Core Equity Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities.  Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on the Funds’ investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Funds' assets invested in certain securities or other instruments, or change in average duration of the Funds’ investment portfolio, resulting from changes in the value of the Funds’ total assets, will not be considered a violation of the restriction;

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provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Funds' shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds disclose their portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

From time to time, the Fund may make month-end portfolio holdings information available on its website at www.TPFG.com. The Funds may also choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg (more frequently than quarterly on a confidential basis).

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to the Funds’ portfolio holdings because that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

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The Bank of New York Mellon.  The Bank of New York Mellon is the custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Cohen Fund Audit Services, Ltd.   Cohen Fund Audit Services, Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

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Compliance With Portfolio Holdings Disclosure Procedures

 The Funds’ Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of seven (7) individuals, six (6) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust ("Independent Trustees").  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board of Trustees is comprised of Mr. Hertl, five (5) additional Independent Trustees, and one (1) Interested Trustee.  Andrew Rogers, the Interested Trustee, is the Chief Executive Officer of Gemini Fund Services, LLC, and President of the Trust.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

           Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.   Mr. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, a Master’s and Bachelor  degrees in Accounting, is a Certified Public

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Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University.  He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards. Andrew Rogers has more than 20 years of experience in the financial services industry and has served as the President of the Trust since 2006.  Mr. Rogers is also currently the Chief Executive Officer of Gemini Fund Services, LLC.  Prior to joining Gemini Fund Services, LLC, he served in executive roles at J.P. Morgan Chase and Co. and Alliance Capital Management Holdings L.P. as Financial Reporting Manager. Mr. Rogers holds a Bachelor of Science in Accounting. Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers.  He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting.  Like other trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate.  Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007.  Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers.  He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007)	106

Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	106	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	106

AdvisorOne Funds  (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

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Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly Founder, Partner, and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010)	106	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

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Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly and President and Manager, GemCom LLC (2004 - 2011).	106	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II, Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” below.

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Legal Proceedings

On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and two former Trustees.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser or the Funds.

The Order found that on certain occasions during the period January 2009 to December 2010, disclosures included in shareholder reports (concerning the Trustees’ adviser evaluation process under Section 15(c) of the 1940 Act) filed by certain funds of the Trust contained boilerplate disclosures that were materially untrue or misleading in violation of Section 34(b) of the 1940 Act.  These disclosures were included in the fund shareholder reports based on board minutes drafted by GFS, reviewed by the Trust’s outside counsel, and then reviewed and approved by the Trustees.  The Order found that the named Trustees therefore were a cause of these violations.  In addition, GFS failed to ensure that certain shareholder reports contained the required disclosures concerning the Trustees’ evaluation process and failed to ensure that certain series within the Trust maintained and preserved their Section 15(c) files in accordance with 1940 Act recordkeeping requirements.  Accordingly, GFS caused those funds’ violations of Sections 30(e) and 31(a) of the Investment Company Act and Rules 30e-1 and 31a-2(a)(6) thereunder.

The Order found that, during the relevant period, NLCS and the four named Trustees were also a cause of violations of Rule 38a-1(a)(1) under the 1940 Act, which requires registered investment companies to adopt and implement written compliance policies and procedures.  Specifically, the Order found that NLCS and the named Trustees failed to implement certain policies and procedures of the Trust that required the funds’ CCO to provide the advisers’ compliance manuals to the named Trustees for their review or, as an alternative, summaries of the compliance programs.  Rather than following this process, the Order found that the named Trustees’ approval of the advisers’ compliance programs was based primarily on their review of a brief written statement prepared by NLCS and a verbal representation by NLCS that such manuals were adequate.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held thirteen meetings.

 Compensation

Effective October 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $28,587.50 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From April 1, 2013 through September 30, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $27,625. Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,775 and the Audit Committee Chairman receives a quarterly fee of $1,725.

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Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended April 30, 2014.  Each Independent Trustee attended all quarterly meetings during the period.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust ***	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex**** Paid to Trustees
Anthony J. Hertl	$139,712.50	None	None	$166,250
Gary Lanzen	$118,387.50	None	None	$138,750
Mark Taylor	$127,050	None	None	$190,250
John V. Palancia	$118,387.50	None	None	$174,750
Andrew Rogers*	None	None	None	None
Mark D. Gersten**	$85,762.50	None	None	$101,250
Mark Garbin**	$85,762.50	None	None	$101,250

_______________

* This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant).

**Elected as a Trustee in September 2013.

*** There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equitably among the series in the Trust.

**** The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
John V. Palancia	None	None
Andrew Rogers*	None	None
Mark Taylor	None	None
Mark D. Gersten	None	None
Mark Garbin	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant).

Management Ownership

As of August 1, 2014, the Trustees, as a group, owned less than 1.00% of the Funds’ outstanding shares and 1.00% of the Fund Complex’s outstanding shares.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As of August 1, 2014, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Core Equity Fund	Total Shares	% Shares
Institutional Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	458,362.5560	8.74%
Investor Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	5,862,334.0770	33.55%
TD Ameritrade INC for the Exclusive PO BOX 2226 Omaha NE 68103	1,164,674.3490	6.67%
Explorer Fund	Total Shares	% Shares
Institutional Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	183,551.2940	5.79%
Investor Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	3,062,443.8060	32.04%
TD Ameritrade INC for the Exclusive PO BOX 2226 Omaha NE 68103	606,202.6760	6.34%
International Fund	Total Shares	% Shares
Investor Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	1,518,98.8290	29.63%
TD Ameritrade INC for the Exclusive PO BOX 2226 Omaha NE 68103	292,585.0870	5.71%
Institutional Class Ameritrade INC FBO 9510014751 1129 Bethany Drive Scotts Valey CA95060	86,575.6660	6.92%
Strategic Conservative Fund	Total Shares	% Shares
Institutional Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	281,099.9150	10.45%

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Investor Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	3,526,723.6190	35.79%
TD Ameritrade INC for the Exclusive PO BOX 2226 Omaha NE 68103	637,037.5910	6.47%
Tactical Fund	Total Shares	% Shares
Investor Shares Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	741,850.2430	31.40%
TD Ameritrade INC for the Exclusive PO BOX 2226 Omaha NE 68103	152,908.0410	6.47%
Faith & Values Fund		% Shares
Investor Shares James C. McClendon 6728 134th Court NE Redmond, WA 98052	1	100.00%

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

The Adviser of the Funds is The Pacific Financial Group, Inc., located at 777 108th Avenue NE, Suite 2100, Bellevue, WA  98004.  Pursuant to the Investment Advisory Agreements with the Trust, on behalf of the Funds (together, the "Advisory Agreements"), the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Funds, manages the operations of the Funds.  James C. and Joan McClendon are the controlling shareholders of the Adviser.

Pursuant to an operating expense limitation agreement between the Adviser and the trust, on behalf of the Pacific Financial Faith & Values Based Moderate Fund only, the Adviser has agreed to limit its operating expenses to ensure that Total Annual Fund Operating Expenses (exclusive of any (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser)) for the Fund do not exceed 3.00%  and 2.25%, of the Fund’s average net assets for Investor Class  and Institutional Class, respectively, through August 31, 2015, and then 5.00% and 4.25% for Investor Class and Institutional Class, respectively, adjusted annually of the average daily net assets through August 31, 2024, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing  expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.

Under the Advisory Agreements, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under; (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objectives, policies and restrictions; and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, however, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher

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commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.

The following table sets forth the annual management fee rate payable by the Funds to the Adviser pursuant to the Advisory Agreements, expressed as a percentage of each Fund’s average daily net assets, computed daily and payable monthly:

FUND	TOTAL MANAGEMENT FEE
Core Equity Fund	1.00%
Explorer Fund	1.00%
International Fund	1.00%
Strategic Conservative Fund	1.00%
Tactical Fund	1.00%
Faith & Values Based Moderate Fund	1.00%
Alternative Strategies Fund	1.00%
Flexible Growth & Income	1.00%
Balanced Fund	1.00%
Foundational Asset Allocation Fund	1.00%
Faith & Values Based Conservative Fund	1.00%
Faith & Values Based Diversified Growth Fund	1.00%

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended

April 30, 2012:

FUND	Advisory Fees Paid	Advisory Fees Recaptured
Core Equity Fund	$681,884	0
Explorer Fund	$316,040	0
International Fund	$117,171	$5,415
Strategic Conservative Fund	$530,953	0
Tactical Fund	$279,573	0

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended

April 30, 2013:

FUND	Advisory Fees Paid	Advisory Fees Recaptured
Core Equity Fund	$890,409	$0
Explorer Fund	$373,785	$0
International Fund	$114,635	$0
Strategic Conservative Fund	$773,349	$0
Tactical Fund	$221,310	$0

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended

April 30, 2014:

FUND	Advisory Fees Paid	Advisory Fees Recaptured
Core Equity Fund	$1,509,962	$0
Explorer Fund	$794,120	$0
International Fund	$241,516	$0
Strategic Conservative Fund	$977,971	$0
Tactical Fund	$287,941	$0

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Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds.  Under the terms of the Advisory Agreements, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled "The Distributor"); (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade association of which the Trust may be a member; (h) the cost of fidelity and liability insurance; (i) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (j) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (k) distribution expenses that the Fund is authorized to pay pursuant to its Rule 12b-1 Plan, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Each Advisory Agreement continued in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. An Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. An Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust(the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and their shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at 1-888-451-TPFG and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the

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Financial Industry Regulatory Authority (“FINRA”). The offering of each Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of a Fund's shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to that Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2013:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Core Equity Fund	$0	$0	$0	$0
Explorer Fund	$0	$0	$0	$0
International Fund	$0	$0	$0	$0
Strategic Conservative Fund	$0	$0	$0	$0
Tactical Fund	$0	$0	$0	$0

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2014:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Core Equity Fund	$0	$0	$0	$0
Explorer Fund	$0	$0	$0	$0
International Fund	$0	$0	$0	$0
Strategic Conservative Fund	$0	$0	$0	$0
Tactical Fund	$0	$0	$0	$0

The Distributor also received 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust, on behalf of the Funds, has adopted Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Institutional and Investor Class shares (the "Plans") pursuant to which each Fund is authorized to pay the Distributor, as compensation for Distributor's account maintenance services under the respective Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Institutional Class shares and 1.00% for Investor Class shares of the Fund's average daily net assets attributable to the relevant class.  Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorizes payments to the Distributor as compensation for providing account maintenance services to Institutional Class and Investor Class shareholders, respectively, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Institutional Class and Investor Class and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor

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or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The following table displays the allocated distribution related fees pursuant to the Institutional Class 12b-1 Plan the Funds paid during the fiscal year-ended April 30, 2014:

	Pacific Financial Core Equity Fund	Pacific Financial Explorer Fund	Pacific Financial International Fund	Pacific Financial Strategic Conservative Fund	Pacific Financial Tactical Fund
Advertising/Marketing	None	None	None	None	None
Printing/Postage	None	None	None	None	None
Payment to distributor	$6,517	$3,579	$844	$3,840	$1,495
Payment to dealers	$107,893	$59,253	$13,967	$63,564	$24,475
Compensation to sales personnel	None	None	None	None	None
Other	$6,501	$3,570	$842	$3,829	$1,490
Total	$120,911	$66,402	$15,653	$71,233	$27,730

The following table displays the allocated distribution related fees pursuant to the Investor Class 12b-1 Plan the Funds paid during the fiscal year ended April 30, 2014:

	Pacific Financial Core Equity Fund	Pacific Financial Explorer Fund	Pacific Financial International Fund	Pacific Financial Strategic Conservative Fund	Pacific Financial Tactical Fund
Advertising/Marketing	None	None	None	None	None
Printing/Postage	None	None	None	None	None
Payment to distributor	$55,319	$28,487	$9,643	$37,355	$9,541
Payment to dealers	$915,816	$471,607	$159,644	$618,420	$157,961
Compensation to sales personnel	None	None	None	None	None
Other	$55,183	$28,417	$9,619	$37,263	$9,518
Total	$1,026,318	$528,511	$178,906	$693,038	$177,020

The Distributor is required to provide a written report, at least quarterly, to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to each of the  Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to recipients.

The initial term of the Plans is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule Plans ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plans may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of each Fund.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 plan. During the term of each Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

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PORTFOLIO MANAGERS

Mr. James C. McClendon, Mr. Keith D. Swanson and Ms. Jennifer L. Enstad are the Portfolio Managers of the Funds, and are responsible for the day-to-day management of the Funds. As of April 30, 2014, they were responsible for the management of the following types of accounts in addition to Pacific Financial:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mr. James C. McClendon
Registered Investment Cos.	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	7,877	$908,400,198	0	0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mr. Keith D. Swanson
Registered Investment Cos.	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	7,877	$908,400,198	0	0
Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Ms. Jennifer L. Enstad
Registered Investment Cos.	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	7,877	$908,400,198	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to one or more of the Funds and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio mangers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of a Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The Adviser has adopted the following policies and practices to meet the Adviser's fiduciary obligations and to ensure that the Adviser's trading practices are fair to all funds, clients, and accounts and that no fund, client, or account is advantaged or disadvantaged over any other:

Aggregation.  The Adviser's policy is to aggregate transactions where possible and when advantageous.  In these instances, funds, clients and accounts participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a pro-rata basis.  In the event that transactions for the Adviser, its

35

employees, or principals (“proprietary accounts”) are aggregated with a fund’s, client’s, and account’s transactions and conflicts arise, special policies and procedures will be adopted to disclose and address these conflicts.

Allocation.  The Adviser's policy prohibits any allocation of trades in a manner that its proprietary accounts, affiliated accounts, or any particular fund, client or account, or group of funds, clients or accounts receive more favorable treatment than others.  The Adviser has adopted a policy for the allocation of transactions via pro-rata allocation.  Should an account or client select directed brokerage, then that account will not be aggregated with the other accounts for those trades; and thus it may not receive reduced trading costs from the aggregation and best execution may not be achieved.

IPOs.  In the event that the Adviser participates in any initial public offerings ("IPOs"), its policy and practice is to allocate IPO shares fairly and equitably among its funds, clients, and accounts according to a specific and consistent basis so as not to advantage any firm, personal, or related account and so as not to favor or disfavor particular funds, clients, or accounts over others.

Compensation.

All portfolio managers receive a salary that is consistent with industry standards.  Additionally, they receive a bonus based on aggregate portfolio performance.  This bonus is based upon all portfolios and funds’ performance on a combined basis so as to eliminate an over-emphasis on any one area.  The bonus is calculated based upon the portfolio group’s performance over and above the various benchmarks applied to the portfolios.  Additionally the portfolio managers participate in an employer matched 401(k) plan, a profit sharing plan.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in each Fund as of April 30, 2014:

Fund	Dollar Range of Equity Securities in the Fund
	James C. McClendon	Keith D. Swanson	Jennifer L. Enstad
Pacific Financial Core Equity Fund	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Pacific Financial Explorer Fund	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Pacific Financial International Fund	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Pacific Financial Strategic Conservative Fund	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Pacific Financial Tactical Fund	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund

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transactions may primarily benefit accounts other than the Funds’, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

The following table displays the brokerage commissions paid by the Funds for the fiscal year ended

April 30, 2012:

FUND	Brokerage Commissions
Pacific Financial Core Equity Fund	$196,598
Pacific Financial Explorer Fund	$227,119
Pacific Financial International Fund	$60,364
Pacific Financial Strategic Conservative Fund	$38,929
Pacific Financial Tactical Fund	$14,202

The following table displays the brokerage commissions paid by the Funds for the fiscal year ended

April 30, 2013:

FUND	Brokerage Commissions
Pacific Financial Core Equity Fund	$190,100
Pacific Financial Explorer Fund	$177,911
Pacific Financial International Fund	$26,283
Pacific Financial Strategic Conservative Fund	$7,960
Pacific Financial Tactical Fund	$9,800

The following table displays the brokerage commissions paid by the Funds for the fiscal year ended

April 30, 2014:

FUND	Brokerage Commissions
Pacific Financial Core Equity Fund	$154,447
Pacific Financial Explorer Fund	$145,254
Pacific Financial International Fund	$9,016
Pacific Financial Strategic Conservative Fund	$43,039
Pacific Financial Tactical Fund	$3,810

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by that Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

The following table displays the portfolio turnover rates for the Funds for the fiscal year ended April 30, 2013:

FUND	Portfolio Turnover Rates
Pacific Financial Core Equity Fund	400%
Pacific Financial Explorer Fund	466%*
Pacific Financial International Fund	332%*
Pacific Financial Strategic Conservative Fund	81%*
Pacific Financial Tactical Fund	156%*

*Utilizing fewer ETF investments has resulted in lower portfolio turnover.

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The following table displays the portfolio turnover rates for the Funds for the fiscal year ended April 30, 2014:

FUND	Portfolio Turnover Rates
Pacific Financial Core Equity Fund	267%
Pacific Financial Explorer Fund	300%
Pacific Financial International Fund	136%
Pacific Financial Strategic Conservative Fund	218%
Pacific Financial Tactical Fund	117%

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on June 22, 2011 and will remain in effect for two years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with each Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the services rendered to the Funds by GFS, the Funds pay GFS a fund administration fee equal to the greater of a minimum fee of $400,000 or 0.15% on the first $250 million of net assets, 0.10% on the next $250 million of net assets, 0.08% on the next $500 million of net assets, 0.03% on the next $2 billion of net assets and .0175% on net assets greater than $3 billion. The Funds also pay GFS for any out-of-pocket expenses.

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi)

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maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

The following table displays administration, fund accounting and transfer agency fees, paid to the Administrator, pursuant to the combined fee schedule in the Fund Services Agreement for the following fiscal years ended April 30:

FUND	Administration Service Fees
	2014	2013	2012
Pacific Financial Core Equity Fund	$216,233	$176,990	$154,205
Pacific Financial Explorer Fund	$112,922	$73,633	$71,029
Pacific Financial International Fund	$34,328	$26,343	$27,796
Pacific Financial Strategic Conservative Fund	$140,218	$149,429	$119,627
Pacific Financial Tactical Fund	$40,733	$45,169	$62,999

Custodian

Bank of New York Mellon ("BONY" or the "Custodian") serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between BONY and the Trust on behalf of the Funds.  BONY responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, BONY also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. BONY’s principal place of business is One Wall Street, New York, New York 10286.

GFS serves as “Custody Administrator” under the Funds’ Custody Agreement with BONY, and receives a share of the fees paid to the Custodian for performing certain administrative tasks normally performed by the Custodian, as well as certain enhanced reporting in connection with these functions.  For these services, GFS receives a share of the asset-based custody fee as well as a portion of certain transaction fees paid under the Custody Agreement.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.  For the compliance services rendered to the Fund, the Fund pays NLCS a one-time fee of $2,500, plus an annual fee, based on Fund assets, ranging from $13,500 (net assets of $50 million or less) to $31,500 (net assets over $1 billion).  The Fund also pays NLCS for any out-of-pocket expenses.

The following table displays compliance officer fees paid to NLCS for the following fiscal years ended April 30:

FUND	Compliance Officer Fees
	2014	2013	2012
Pacific Financial Core Equity Fund	$17,044	$16,918	$12,975
Pacific Financial Explorer Fund	$8,587	$7,102	$5,997
Pacific Financial International Fund	$2,930	$2,178	$2,231
Pacific Financial Strategic Conservative Fund	$12,542	$14,694	$10,100
Pacific Financial Tactical Fund	$4,269	$4,205	$5,319

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DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program ongoing anti-money laundering ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," NAV of each Fund's shares is determined by dividing the total value of that Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of that Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation on the primary exchange, or if there has been no sale on such day, at the mean between the current bid and ask prices on such exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than

40

the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Each Fund's shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, a Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more officers or representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability

41

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or sub-adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

A Fund will redeem all or any portion of a shareholder's shares of that Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by that Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but

42

are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

The Funds have qualified and intend to continue to quality as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, each Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of that Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of that Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At April 30, 2014, the following Funds has capital loss carryforwards for federal income tax purposes to offset future capital gains along with capital loss carry forwards utilized in the fiscal year ended April 30, 2014:

			Non-Expiring
	2016	2017	Short-Term	Long-Term	Total	CLCF Utilized
Core Equity Fund	$ -	$ -	$ -	$ -	$ -	$ -
Explorer Fund	-	-	-	-	-	-
International Fund	1,383,595	1,258,183	532,349	-	3,174,127	3,179,002
Strategic Conservative Fund	-	-	1,644,311	352,072	1,996,383	-
Tactical Fund	-	266,527	106,762	-	373,289	471,928
Faith & Values Based Moderate Fund	-	-	-	-	-	-

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made quarterly. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of each Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which each Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on that Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to

43

shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of that Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to that Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Fund.  U.S. Shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Redemption of a Fund's shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds

44

arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, that Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to that Fund, defer losses to that Fund, cause adjustments in the holding periods of that Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, then that Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject that Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case that Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for that Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund may be able to elect to "pass through" to that Fund's shareholders the amount of eligible foreign income and similar taxes paid by that Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by that Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her

45

shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by that Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of that Fund. With respect to that Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by that Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest that Fund actually received. Such distributions may be made from the cash assets of that Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event that a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of that Fund may be subject to state and local taxes on distributions received from that Fund and on redemptions of that Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

46

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700 Columbus, Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report of the Funds for the fiscal year ended April 30, 2014.   You can obtain a copy of the Annual Report without charge by calling the Funds at 1-877-824-3406.

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APPENDIX A

PROXY VOTING POLICES AND PROCEDURES

THE PACIFIC FINANCIAL GROUP, INC.

Policy

The Pacific Financial Group, Inc. (“TPFG”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

James C. McClendon has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

The Pacific Financial Group, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I.

INTRODUCTION

The Pacific Financial Group, Inc. has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.  These policies and procedures are effective on August 6, 2003.

II.

GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

·

Proxy proposals that are to be considered on a case-by-case basis,

·

Proxy proposals that Advisor generally abstains from voting on, and

·

Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be James C. McClendon, Senior Portfolio Manager.

Proxy Committee shall be comprised of the following person(s):

1)

James C. McClendon, Senior Portfolio Manager

2)

Keith Swanson, Portfolio Manager

3)

Jennifer Enstad, Portfolio Manager

48

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals

shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III.

PRINCIPLES AND GUIDELINE

A.

Principles

TPFG’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  TPFG will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, TPFG’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which TPFG votes.  TPFG will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B.

Voting Guidelines

1.

Routine Business Decisions and Director Related Proposals

Advisor votes for:

a)

Name changes

b)

Directors in uncontested elections

c)

Elimination/limitation of directors’ liability

d)

Indemnification of directors

e)

Reincorporation that is not a takeover defense

Advisor considers on a case-by-case basis:

f)

Directors in contested elections

g)

Approval of auditors.

2.

Corporate Governance

Advisor votes for:

a) Majority independent board

b) Audit, compensation & nominating committees that are comprised exclusively of independent directors Minimum director share ownership

c) Separate offices of chairperson and CEO

d) Limitation on number of other board seats

e) Confidential voting

f) Shareholders ’ ability to remove directors

g) Shareholder right to call special meetings

Advisor votes against:

a)

Supermajority vote requirements

b)

Limiting directors ’ tenure

c)

Restrictions on shareholders to act by written consent

Advisor considers on a case-by-case basis:

d)

Shareholder proposals

e)

Dissident proxy battle

3.

Director and Executive Compensation

Advisor votes for:

a)

Disclosure of executive compensation

Advisor votes against:

b)

Golden and tin parachutes

Advisor considers on a case-by-case basis:

49

c)

Restricting executive compensation

d)

Executive compensation plans

e)

Establish/Increase share option plans for directors and executives

4.

Take-Over Defense

Advisor votes against:

a)

Reincorporation to prevent takeover

b)

Issue new class of common stock with unequal voting rights

c)

Adoption of fair price amendments

d)

Establish a classified (or “staggered”) board of directors

e)

Eliminating cumulative voting

f)

Poison pills

g)

Blank check preferred stock

5.

Capital Structure

Advisor votes for:

a)

Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)

Share repurchase programs (when all shareholders may participate on equal terms)

Advisor votes against:

c)

Unequal voting rights, such as dual class of stock

d)

Pre-emptive rights

Advisor considers on a case-by-case basis:

e)

Increase preferred stock

f)

Blank check preferred stock (not for takeover defense)

g)

Restructuring plans

6.

Other Shareholder Value Issues Advisor votes for:

a)

Employee stock ownership plans (ESOPs)

b)

Employee stock purchase plans

c)

401(k) plans

Advisor votes against:

d)

Greenmail

Advisor considers on a case-by-case basis:

e)

Mergers and acquisitions

d)

Spin-offs and asset sales

7.

Corporate, Social and Environmental Policy Proposals

As noted above, TPFG’s fiduciary responsibility is the maintenance and growth of our clients’ assets.  Accordingly, TPFG will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues.  When such proposals impact shareholder value, Advisor may vote on a case-by-case basis.

8.           Proposals Specific to Mutual Funds

In addition to proposals noted above, Advisor will consider significant  mutual fund proposals on a case-by-case basis.   Examples  of  such  proposals  are  noted  below.   Regarding  fees,  TPFG  generally  opposes  increases  and management must present a compelling argument for TPFG to support such proposals.  Regarding non-shareholder value issues, TPFG will generally vote in accordance with management’s recommendations or abstain.

Advisor votes against :

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a)         Management fee increases

Advisor considers on a case- by- case basis :

b)

Distribution fee (12b-1) increases

c)

Changes to investment advisory contracts

d)

Shareholder proposals to terminate investment advisor

e)

Changes to investment policies

IV.

Conflicts of Interest

On occasion, a conflict of interest may exist between TPFG and client(s) regarding the outcome of certain proxy votes.  In such cases, TPFG is committed to resolving the conflict in the best interest of our clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, TPFG will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote.  Alternatively, TPFG may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine  Proxy Proposal, TPFG will take any of the following courses of action to resolve the conflict:

1)      Disclose the conflict to our clients and obtain consent before voting;

2)      Suggest that our client(s) engage another party to determine how the proxy should be voted; or

3)      Vote according to the recommendation of an independent third party, such as a:

·    proxy consultant;

·    research analyst;

·    proxy voting department of a mutual fund or pension fund; or

·    compliance consultant.

V.        Obtaining More Information

Clients may obtain a record of Advisor’s proxy voting, free of charge, by calling (800) 735-7199.

These policies and procedures may also be found in TPFG’ Form ADV, Part 2A and supporting schedules.

Procedures

●        When the mail arrives, the person responsible for separating the mail gives any proxy materials to the

Portfolio Manager to vote.

●        The Portfolio Manager will determine which client accounts hold the security to which the proxy relates:

●        The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in TPFG’s Proxy Voting Policy and sign the proxy.  For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis.  The vote and the rationale will be noted as documentation for the vote.

●9;        Once the Portfolio Manager has voted the proxies, they will be given to the Trading Assistant for processing if required.  If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order.  This file is maintained by year.

●        If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security Cross Reference report, and filed in chronological order, just like proxies that are mailed.

●        Should TPFG receive any requests from clients regarding proxy voting, the Trading Department will maintain a record of the requests from the specific clients, which will include:

●9;        Name of the Client

●        Date that the request was received

●        Whether the request was for a complete or partial record of proxy votes

●        The documents provided

●        Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Disclosure

●        The Pacific Financial Group, Inc. will provide required disclosures in response to Item 17 of Form ADV Part

2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how The Pacific Financial Group, Inc. voted a client’s proxies, and that clients may request a copy of the firm's

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policies and procedures.

●        The Pacific Financial Group, Inc. proxy voting practice is disclosed in the firm's advisory agreement.

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